BNY Mellon Dynamic
Total Return Fund

Prospectus | March 1, 2021

Class Ticker
A           AVGAX
C           AVGCX
I            AVGRX
Y          AVGYX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	9
Investment Risks	11
Management	17
Shareholder Guide

Choosing a Share Class	20
Buying and Selling Shares	24
General Policies	27
Distributions and Taxes	29
Services for Fund Investors	30
Financial Highlights	32
Appendix	A-1
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the BNY Mellon Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 20 of the prospectus, in the Appendix on page A-1 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	1.10	1.10	1.10	1.10
Distribution (12b-1) fees	none	.75	none	none
Other expenses:
Shareholder services fees	.25	.25	none	none
Fees and expenses of the fund's subsidiary	.05	.05	.05	.05
Miscellaneous other expenses	.18	.18	.16	.07
Total other expenses	.48	.48	.21	.12
Total annual fund operating expenses	1.58	2.33	1.31	1.22
Fee waiver and/or expense reimbursement**	(.14)	(.14)	(.12)	(.05)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.44	2.19	1.19	1.17

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to BNY Mellon Investment Adviser, Inc. by the subsidiary. In addition, BNY Mellon Investment Adviser, Inc. has also contractually agreed, until March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.19%. On or after March 1, 2022, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$713	$1,032	$1,373	$2,334
Class C (with redemption at end of period)	$322	$714	$1,233	$2,655
Class C (without redemption at end of period)	$222	$714	$1,233	$2,655
Class I (with or without redemption at end of period)	$121	$403	$707	$1,569
Class Y (with or without redemption at end of period)	$119	$382	$666	$1,473

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 176.12% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers. The fund may invest up to 30% of its net assets in emerging market issuers and considers emerging market countries to be those included in the Morgan Stanley Capital International Emerging Markets Index. The fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. The fund also may invest in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments, and including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash. The fund may invest in bonds and other fixed-income securities of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. The fund may invest in bonds and other fixed-income securities of any credit quality (including "investment grade," "high yield" or "junk" bonds). The fund may have investment exposure to bonds and other fixed-income securities by investing directly in such securities or through ETFs and derivative instruments. The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization.

The fund's portfolio managers apply a systematic, analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. Active investment decisions to dynamically shift between long or short positions in individual country, equity, bond, currency and commodity markets, as well as allocations to cash, are driven by this systematic investment process and seek to capitalize on opportunities within and among the capital markets of the world. The fund's portfolio managers have considerable latitude in allocating the fund's assets and in selecting derivative instruments and securities to implement the fund's investment approach, and there is no limitation or requirement as to the amount of fund assets to be invested in any one asset class.

The portfolio managers update, monitor and follow buy or sell recommendations from the proprietary investment models of Mellon Investments Corporation, the fund's sub-investment adviser and an affiliate of BNY Mellon Investment Adviser, Inc. The models can recommend selling a security if the relative attractiveness deteriorates or its valuation becomes excessive or risk associated with the security increases significantly. The models also may recommend selling a security if an event occurs that contradicts the models' rationale for owning it, such as deterioration in the issuer's fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere. For allocation among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market level expected returns. For allocation among bond markets, the portfolio managers use proprietary models to identify temporary mispricings among global bond markets. The portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued and underweight exposure to currencies that are overvalued based on real interest rates, purchasing power parity, and other proprietary measures. The portfolio managers seek to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity as well as momentum. The investment process combines fundamental and momentum signals in a quantitative framework.

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The fund will use to a significant degree derivative instruments as a substitute for investing directly in equities, bonds, currencies or commodities in connection with its investment strategy. The fund also may use derivative instruments as part of a hedging strategy or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return swaps), options on swaps and other derivative instruments (including commodity-linked instruments, such as structured notes). When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions, in accordance with applicable regulations.

The fund also may gain investment exposure to global commodity markets through investments in a wholly-owned and controlled subsidiary of the fund that principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives that provide exposure to the commodity markets. The subsidiary has the same investment objective, investment adviser and sub-investment adviser as the fund.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's portfolio managers to allocate effectively the fund's assets among the various asset classes, such as equities, bonds, currencies, commodities and cash. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Correlation risk. Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

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• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Interest rates in the United States currently are at or near historic lows due to market forces and actions of the Board of Governors of the Federal Reserve System in the U.S., primarily in response to the COVID-19 pandemic and resultant market disruptions. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include the lack of publicly available information, the lack of uniform disclosure, accounting and financial reporting and recordkeeping standards, and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and

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commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments.

• Subsidiary risk. To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives, and the fund's investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders. There also may be federal income tax risks associated with the fund's investment in the subsidiary.

• Leverage risk. The use of leverage, such as entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). The Securities and Exchange Commission recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended, which will regulate the use of derivatives for certain funds and may require the fund to alter, perhaps materially, its use of derivatives.

• Short position risk. Short positions in securities may involve substantial risks. If a short position appreciates in value during the period of the fund's investment, there will be a loss to the fund that could be substantial. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, short positions in securities have unlimited risk.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Tax risk. As a regulated investment company ("RIC"), the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code. The fund intends to achieve investment exposure to global commodity markets primarily by investing in the subsidiary and commodity-linked derivative instruments. The tax treatment of the fund's investments in the subsidiary and commodity-linked derivative instruments could affect whether income derived from such investments is "qualifying income" under the

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Internal Revenue Code, or otherwise affect the character, timing and/or amount of the fund's taxable income or any gains and distributions made by the fund. The Internal Revenue Service has adopted regulations that generally treat a fund's inclusion of income with respect to a subsidiary as "qualifying income" if there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion. If the Internal Revenue Service were able to successfully assert that the fund's income from such investments was not "qualifying income," the fund would fail to qualify as a RIC if over 10% of its gross income was derived from these investments. The fund's failure to qualify as a RIC would significantly adversely affect the returns to, and could cause losses for, fund shareholders.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. Sales charges, if any, are not reflected in the bar chart, and, if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of the FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index generally considered representative of the average yield of three-month Treasury Bills, to show how the fund's performance compares to the returns of these securities. In addition, the total returns are compared to a Hybrid Index, comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index, to show how the fund's performance compares to a mix of equities and bonds, unhedged and partially hedged. The FTSE Three-Month U.S. Treasury Bill Index is broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.im.bnymellon.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q1, 2019: 8.21% Worst Quarter Q1, 2020: -10.97%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

For the fund's Class Y shares, periods prior to the inception date reflect the performance of the fund's Class A shares, without reflecting any applicable sales charges for Class A shares. Such performance figures have not been adjusted to reflect applicable class fees and expenses. Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes have different expenses.

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Average Annual Total Returns (as of 12/31/20)
Class (Inception Date)	1 Year	5 Years	10 Years
Class A returns before taxes	-3.39%	1.94%	3.92%
Class A returns after taxes on distributions	-3.39%	1.28%	3.58%
Class A returns after taxes on distributions and sale of fund shares	-2.01%	1.25%	2.97%
Class C returns before taxes	0.67%	2.37%	3.75%
Class I returns before taxes	2.72%	3.41%	4.83%
Class Y (7/1/13) returns before taxes	2.72%	3.47%	4.90%
MSCI World Index reflects no deductions for fees, expenses or taxes	15.90%	12.19%	9.87%
FTSE Three-Month U.S. Treasury Bill Index reflects no deductions for fees, expenses or taxes	0.58%	1.16%	0.60%
Hybrid Index (60% MSCI World Index and 40% FTSE World Government Bond Index) reflects no deductions for fees, expenses or taxes	14.34%	9.48%	7.04%
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), and the fund's sub-adviser is Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser.

Investment decisions for the fund are made by the Global Asset Allocation Team at Mellon. The team members are Vassilis Dagioglu, James Stavena, Torrey Zaches, CFA and Dimitri Curtil. Mr. Dagioglu has been a primary portfolio manager of the fund since May 2010. Messrs. Stavena and Zaches have been primary portfolio managers of the fund since June 2010. Mr. Curtil has been a primary portfolio manager of the fund since May 2020. Mr. Dagioglu is a managing director and head of asset allocation portfolio management at Mellon. Mr. Stavena is a managing director and portfolio manager at Mellon. Mr. Zaches is a director and portfolio manager at Mellon. Mr. Curtil is a managing director and the Chief Investment Officer and Head of Multi-Asset at Mellon.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-373-9387 (inside the U.S. only) or by visiting www.im.bnymellon.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to BNY Mellon Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to BNY Mellon Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary.

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As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

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Fund Details

Goal and Approach

The fund seeks total return. To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers. The fund ordinarily invests in at least five countries. The fund may invest up to 30% of its net assets in emerging market issuers and considers emerging market countries to be those included in the Morgan Stanley Capital International Emerging Markets Index. The fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts and swap agreements (derivative instruments that typically have the effect of leverage, which refers to investment exposure greater than the amount invested) and/or ETFs.

The fund also may invest directly in equity securities, principally common stocks, to provide exposure to equity markets and in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments, and including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash. The fund may invest in bonds and other fixed-income securities of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. The fund may invest in bonds and other fixed-income securities of any credit quality (including "investment grade," "high yield" or "junk" bonds). The fund may have investment exposure to bonds and other fixed-income securities by investing directly in such securities or through ETFs and derivative instruments. The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization. The fund's commodity-related investments may include, but are not limited to, those providing investment exposure to precious metals, natural resources or agricultural products. The fund's investments may be denominated in U.S. dollars, euros, Japanese yen or the local currency of issue.

The fund's portfolio managers apply a systematic, analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. Active investment decisions to dynamically shift between long or short positions in individual country, equity, bond, currency and commodity markets, as well as allocations to cash, are driven by this systematic investment process and seek to capitalize on opportunities within and among the capital markets of the world. The portfolio managers analyze the valuation signals and estimate the expected returns from distinct sources, such as country equity markets, country bond markets, currencies and commodities, to construct a portfolio of long and short positions dynamically allocated across individual country, equity, bond, currency and commodity markets and cash. The fund's portfolio managers have considerable latitude in allocating the fund's assets and in selecting derivative instruments and securities to implement the fund's investment approach, and there is no limitation or requirement as to the amount of fund assets to be invested in any one asset class. The portfolio managers also assess and manage the overall risk profile of the fund's portfolio.

The fund's portfolio managers update, monitor and follow buy or sell recommendations from the proprietary investment models of Mellon. The models can recommend selling a security if the relative attractiveness deteriorates or its valuation becomes excessive or risk associated with the security increases significantly. The models also may recommend selling a security if an event occurs that contradicts the models' rationale for owning it, such as deterioration in the issuer's fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere.

For allocation among equity markets, the fund's portfolio managers employ a bottom-up valuation approach using proprietary models to derive market level expected returns. The portfolio managers tend to favor markets in countries that have attractive valuations on a risk adjusted basis.

For allocation among bond markets, the fund's portfolio managers use proprietary models to identify temporary mispricings among global bond markets. The most relevant long-term bond yield within each country serves as the

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expected return for each bond market. The portfolio managers tend to favor countries whose bonds have been identified as priced to offer greater return for bearing inflation and interest rate risks.

The fund's portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued and underweight exposure to currencies that are overvalued based on real interest rates, purchasing power parity, and other proprietary measures.

The fund's portfolio managers seek to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity as well as momentum. The investment process combines fundamental and momentum signals in a quantitative framework.

The fund's portfolio managers determine the relative value of various asset classes, such as equities, bonds, currencies, commodities and cash, by comparing the assets' expected returns, risk and correlation and by incorporating relevant macroeconomic regime information. When assessing relative valuation among asset classes, the portfolio managers measure the "risk premium" for each asset class and determine the extent to which there is an increased expected return for having investment exposure to an asset class that is perceived to be riskier. The portfolio managers then determine the allocation of the fund's assets among the global equity, bond, currency and commodity markets and cash.

The fund will use to a significant degree derivative instruments as a substitute for investing directly in equities, bonds, currencies or commodities in connection with its investment strategy. The fund also may use derivative instruments as part of a hedging strategy or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return swaps), options on swaps and other derivative instruments (including commodity-linked instruments, such as structured notes). Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that provide for full payment of the value of the underlying asset, in cash or by physical delivery, at the settlement date, for example, the fund may be required to set aside liquid assets equal to the full notional amount of the instrument (generally, the total numerical value of the asset underlying the derivatives contract) while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that require periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligations (i.e., the fund's daily net liability) under the instrument, if any, rather than its full notional amount. By setting aside assets equal to only the fund's net obligations under the instrument, the fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate liquid assets equal to the full notional value of such instruments. The fund may enter into, modify or amend agreements with third party financial institutions regarding certain derivatives contracts that provide for physical delivery of the underlying asset to require such contracts to be settled through cash payment of the marked-to-market net obligation under the contract, if any.

The fund may write (sell) call and put options and purchase put and call options. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying asset during the option period at a specified price. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying asset during the option period at a specified price. Options written or purchased by the fund may be traded on either U.S. or foreign exchanges or over-the-counter.

Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument, index or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. The fund may engage in futures transactions on both U.S. and foreign exchanges. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

Swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market, and can be used to transfer the interest rate or credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or

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securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

The fund also may purchase or sell securities on a forward commitment (including "TBA" (to be announced)) basis. These transactions involve a commitment by the fund to purchase or sell particular securities with payment and delivery taking place at a future date and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

The fund also may gain investment exposure to global commodity markets through investments in DTR Commodity Fund Ltd., a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The subsidiary has the same investment objective, investment adviser and sub-investment adviser as the fund. The subsidiary principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives that provide exposure to the commodity markets. The subsidiary also may invest in fixed-income securities, which are intended to serve as margin or collateral for its derivatives positions. With respect to its investments, the subsidiary is subject to the same principal investment restrictions and limitations as the fund, except that the subsidiary may invest without limitation in commodity-related instruments. The subsidiary also is subject to the fund's compliance program, to the extent the fund's policies and procedures apply to its investments and operations. The fund and the subsidiary test for compliance with applicable investment restrictions, such as capital structure and leverage requirements, on a consolidated basis and comply with investment policy disclosure requirements under the Investment Company Act of 1940, as amended, on a similar basis. Investments in the subsidiary are intended to provide the fund with exposure to the returns of commodity markets within the limitations of the federal tax requirements that apply to the fund. Neither the fund nor the subsidiary invests directly in physical commodities. The fund may invest up to 25% of its total assets in the subsidiary and any other investment that provides exposure to commodities.

The fund may gain investment exposure to real estate investment trusts (REITs) and master limited partnerships (MLPs) through investment in exchange-traded funds ("ETFs") and, with respect to MLPs, exchange-traded notes (ETNs). REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate, and real-estate operating companies. MLPs are limited partnerships that are publicly traded on a securities exchange. The majority of MLPs operate in the energy infrastructure sector, owning assets such as those used in exploring, developing, producing, generating or transporting natural gas, natural gas liquids, crude oil, refined products, coal, electricity or alternative fuels. ETNs are debt securities that combine certain aspects of ETFs and bonds. The fund will invest in REIT- or MLP-related ETFs and MLP-related ETNs that are publicly traded on a securities exchange and that generally track specified market indices. Under normal market conditions, the fund's investment in REIT-related ETFs, MLP-related ETFs and MLP-related ETNs is not expected to exceed 5% of the fund's total assets, respectively. The fund, however, may invest up to 10% of its total assets in REIT-related ETFs, MLP-related ETFs and MLP-related ETNs, respectively. In addition, the fund may invest up to 5% of its total assets directly in REITs. Any investment by the fund in MLP-related ETFs and MLP-related ETNs that provide exposure to commodities is subject to the requirement that the fund invest no more than 25% of its total assets in its subsidiary DTR Commodity Fund Ltd. and any other investment that provides exposure to commodities.

The fund may "sell short" securities and other instruments. In a short sale, for example, the fund sells a security it has borrowed, with the expectation that the security will decline in value. The fund's potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Short-selling is considered "leverage" and may involve substantial risk. The fund also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. When the fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. The portfolio managers also may employ financial instruments, such as futures, options, forward contracts, swap agreements and other derivative instruments, as an alternative to selling a security short.

The fund is non-diversified.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial

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market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's portfolio managers to allocate effectively the fund's assets among the various asset classes, such as equities, bonds, currencies, commodities and cash. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or

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its industry, or the economy in general, to a greater extent than those of higher rated securities. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Interest rates in the United States currently are at or near historic lows due to market forces and actions of the Board of Governors of the Federal Reserve System in the U.S., primarily in response to the COVID-19 pandemic and resultant market disruptions. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. In addition, such securities may be below investment grade quality and predominantly speculative. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, the lack of uniform disclosure, accounting and financial reporting and recordkeeping standards, and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest

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debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits" and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

• Subsidiary risk. To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives, and the fund's investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in the prospectus. The subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, unless otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. As an investor in the subsidiary, the fund does not have all of the protections offered to investors by the 1940 Act. The fund, however, wholly owns and controls the subsidiary, and the subsidiary is managed by the fund's investment adviser. Changes in the laws of the United States and/or the Cayman Islands could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on the subsidiary. If this were to change and the subsidiary was required to pay Cayman Island taxes, the investment returns of the fund would be adversely affected.

• Leverage risk. The use of leverage, such as entering into futures contracts, forward currency contracts or swaps and engaging in forward commitment transactions, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate, can result in a loss substantially greater than the amount invested in the derivative itself. In addition, the fund's short sales positions effectively leverage the fund's assets.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as over-the-counter swap agreements, forward contracts, structured notes and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are

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subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. The Securities and Exchange Commission (SEC) recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (1940 Act), which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless the fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the fund qualifies as a limited derivatives user, Rule 18f-4 would require the fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the fund, including a potential increase in cost to enter into derivatives transactions and may require the fund to alter, perhaps materially, its use of derivatives.

• Short position risk. Short positions in securities may involve substantial risks. If a short position appreciates in value during the period of the fund's investment, there will be a loss to the fund that could be substantial. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, short positions in securities have unlimited risk. There is a risk that the fund may be unable to fully implement its investment strategy due to a lack of available swap or other derivatives arrangements or securities to borrow to effect short sales or for some other reason. In addition, the fund may not always be able to close out a short position at a particular time or at an acceptable price. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities as to which the fund has short exposure increases, thereby increasing the fund's potential volatility.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

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• Tax risk. As a RIC, the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code. The fund intends to achieve exposure to global commodity markets primarily by investing in the subsidiary and commodity-linked derivative instruments. The tax treatment of the fund's investments in the commodity-linked derivative instruments. The tax treatment of the fund's investments in the subsidiary and commodity-linked derivative instruments could affect whether income derived from such investment is "qualifying income" under the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the fund's taxable income or any gains and distributions made by the fund. The fund intends to take the position that income and gains from its investments in the subsidiary and certain commodity-linked structured notes will constitute "qualifying income." The fund has not sought a legal opinion on this position, although the Internal Revenue Service has issued regulations that generally treat a fund's inclusion of income with respect to a subsidiary as "qualifying income" if there is a distributions out of the earnings and profits of the subsidiary that are attributable to such income inclusion. If the Internal Revenue Service were able to successfully assert that the fund's income from such investments was not "qualifying income," the fund would fail to qualify as a RIC if over 10% of its gross income was derived from these investments. If the fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause losses for, fund shareholders.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• LIBOR rate risk. Many financial instruments, including those in which the fund may invest, utilize the London Interbank Offered Rate (LIBOR) as the reference or benchmark rate for variable interest rate calculations.  In July 2017, the United Kingdom's financial regulatory body announced plans to phase out the use of LIBOR by the end of 2021. It was subsequently announced that tenors of US Dollar LIBOR would continue to be published through June 30, 2023, other than one week and two-month USD LIBOR settings which will cease publication on December 31, 2021. Various financial industry groups around the world have begun planning the transition to the use of different benchmarks.  In the United States, the Federal Reserve Board and the New York Fed convened the Alternative Reference Rates Committee, comprised of a group of private-market participants, which recommended the Secured Overnight Financing Rate as an alternative reference rate to USD LIBOR.  Neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known.  While some instruments tied to LIBOR may include a replacement rate in the event LIBOR is discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain.  The potential cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions, and may result in costs incurred in connection with closing out positions and entering into new trades.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

• MLP risk. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation, and holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. The benefit derived from the fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business

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of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income, and could reduce the amount of cash available for distribution by the MLP to its unit holders, such as the fund.

• ETN risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the Investment Company Act of 1940, as amended. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments. In addition, principal is not protected.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

• Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $292 billion in 131 mutual fund portfolios. For the past fiscal year, the fund paid BNYM Investment Adviser a management fee at the effective annual rate of 1.05% of the value of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with BNYM Investment Adviser is available in the fund's semiannual report for the six-month period ended April 30, 2020. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $41.1 trillion in assets under custody and administration and $2.2 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The asset management philosophy of BNYM Investment Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, BNYM Investment Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

BNYM Investment Adviser has engaged its affiliate, Mellon Investments Corporation, to serve as the fund's sub-adviser. Mellon, a registered investment adviser, is an indirect wholly-owned subsidiary of BNY Mellon with its principal office located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Mellon, subject to BNYM Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments. Mellon is a global multi-specialist investment manager dedicated to serving its clients with a full spectrum of research-driven solutions. As of December 31, 2020, Mellon had aggregate assets under management of approximately $614 billion. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and Mellon is available in the fund's semiannual report for the six-month period ended April 30, 2020.

Investment decisions for the fund are made by the Global Asset Allocation Team at Mellon. The team members are Vassilis Dagioglu, James Stavena, Torrey Zaches, CFA and Dimitri Curtil, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio. Mr. Dagioglu has been a primary portfolio manager of the fund since May 2010, Messrs. Stavena and Zaches have been

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primary portfolio managers of the fund since June 2010 and Mr. Curtil has been a primary portfolio manager of the fund since May 2020. Mr. Dagioglu is a managing director and head of asset allocation portfolio management at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 1999. Mr. Stavena is a managing director and portfolio manager at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 1998. Mr. Zaches is a director and portfolio manager at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 1998. Mr. Curtil is a managing director and the Chief Investment Officer and Head of Multi-Asset at Mellon, where he oversees the team of portfolio managers and researchers responsible for the firm's multi-asset strategies. He has been employed by Mellon or a predecessor company of Mellon since 2006.The fund's Statement of Additional Information (SAI) provides additional portfolio manager information including compensation, other accounts managed and ownership of fund shares.

BNYM Investment Adviser also is the investment adviser for the subsidiary and has engaged Mellon to serve as the subsidiary's sub-investment adviser. Mellon, subject to BNYM Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the subsidiary's investments. In managing the subsidiary's portfolio, BNYM Investment Adviser and Mellon are generally subject to the same investment management policies and restrictions that apply to the management of the fund, except that the subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives. The subsidiary also will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the fund, to the extent the fund's policies and procedures apply to the subsidiary's investments and operations. While the subsidiary has its own board responsible for overseeing the operations of the subsidiary, the fund's chief compliance officer oversees implementation of the subsidiary's policies and procedures and makes periodic reports to the fund's board regarding the subsidiary's compliance with its policies and procedures. The subsidiary's advisory contracts will be subject to the same regulatory requirements applicable to the fund's contracts. The subsidiary has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 1.10% of the value of the subsidiary's average daily net assets. BNYM Investment Adviser has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to BNYM Investment Adviser by the subsidiary. This undertaking may not be terminated unless BNYM Investment Adviser obtains the prior approval of the fund's board. The subsidiary, like the fund, also will bear expenses incurred in connection with the custody, transfer agency, legal and audit services that it receives. The subsidiary's financial statements will be consolidated with the fund's financial statements in the annual and semi-annual reports provided to shareholders.

BNY Mellon Securities Corporation (BNYMSC), a wholly-owned subsidiary of BNYM Investment Adviser, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to BNYMSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. BNYM Investment Adviser or BNYMSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYM Investment Adviser's or BNYMSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or BNYMSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, BNYM Investment Adviser, Mellon and BNYMSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other

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investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through third party intermediaries that have entered into selling agreements with the fund's distributor, such as banks, brokers, dealers or financial advisers (collectively, financial intermediaries), or in Retirement Plans. Financial intermediaries with whom you open a fund account may have different policies and procedures than those described in this prospectus or the SAI. Accordingly, the availability of certain share classes and/or shareholder privileges or services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper. To be eligible for the share classes and/or shareholder privileges or services described in this prospectus or the SAI, you may need to open a fund account directly with the fund or a financial intermediary that offers such classes and/or privileges or services. Financial intermediaries purchasing fund shares on behalf of their clients determine the class of shares available for their clients. Consult a representative of your financial intermediary or Retirement Plan for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, and may impose its own account fees and methods for purchasing and selling fund shares, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial representative before determining which class to invest in.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial intermediaries in connection with the sale of fund shares. No front-end sales charge or CDSC is charged on fund shares acquired through the reinvestment of fund dividends or capital gains distributions. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges. Information regarding sales charges is not made available separately at www.im.bnymellon.com because such information is fully contained in this prospectus and in the SAI in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively.

A complete description of these classes follows.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

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	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more*	-0-	-0-

*No front-end sales load applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Additional Information About CDSCs" below.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge or CDSC, you must let your financial intermediary or the fund, as applicable, know at the time you purchase fund shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund, as applicable, know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund, as applicable, with evidence of your qualification for the reduction or waiver. You should consult a representative of your financial intermediary. Certain sales charge reductions and waivers are available only if you purchase your shares directly from the fund for accounts maintained with the fund; these sales charge reductions and waivers are described below. In addition, shareholders purchasing Class A shares of the fund through certain financial intermediaries are eligible only for sales charge reductions and waivers made available by such financial intermediaries; these sales charge reductions and waivers are described in the Appendix to this prospectus.

If you purchase Class A shares directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to this prospectus, you can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge. For example, if you have $1 million invested in shares that are subject to a sales charge of other funds in the BNY Mellon Family of Funds, you can invest in Class A shares of the fund without an initial sales charge. For purposes of determining "your total account value", shares held will be valued at their current market value. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) over a 13-month period in shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified in the letter of intent. The sales charge will be adjusted if you do not meet your goal. By signing a letter of intent, you authorize the fund's transfer agent to hold in escrow 5% of the amount indicated in the letter of intent and redeem Class A shares in your account to pay the additional sales charge if the letter of intent goal is not met prior to the expiration of the 13-month period. See "Additional Information About Shareholder Services" in the SAI.

• Combine with family members and other related purchasers. You can also count toward the amount of your investment all investments in shares that are subject to a sales charge of other funds in the BNY Mellon Family of Funds, by your spouse and your minor children (family members), including their rights of accumulation and goals under a letter of intent. In addition, (1) a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved and (2) a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan will each be permitted to combine their investments for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to this prospectus:

• full-time or part-time employees, and their spouses or domestic partners and minor children, of BNYM Investment Adviser or any of its affiliates

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• board members of BNYM Investment Adviser and board members of the BNY Mellon Family of Funds, and their spouses or domestic partners and minor children

• full-time employees, and their spouses and minor children, of financial intermediaries

• "wrap" accounts for the benefit of clients of financial intermediaries

• investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that may or may not charge their customers a transaction fee

• Retirement Plans, provided that, if such Class A shares are purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

• shareholders in IRA rollover accounts sponsored by BNYM Investment Adviser or its affiliates funded with the distribution proceeds from Retirement Plans. Upon establishing the IRA rollover account sponsored by BNYM Investment Adviser or its affiliates in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

In addition, shareholders of the fund will receive Class A shares of the fund at NAV without payment of a sales charge upon the conversion of such shareholders' Class C shares of the fund in the month of or month following the eight-year anniversary date of the purchase of the Class C shares.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund for accounts maintained with the fund:

• investors who either (1) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly with a fund managed by BNYM Investment Adviser since on or before February 28, 2006, or (2) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts

• shareholders who received Class A shares in exchange for old Class T shares of the fund on February 4, 2009

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% paid to the fund's distributor in connection with the sale of Class C shares and an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance. Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC. See "Additional Information About CDSCs" below. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month following the eight-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

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• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNYM Investment Adviser and are not eligible to purchase Class Y shares

• U.S.-based employees of BNY Mellon, board members of BNYM Investment Adviser and board members of funds in the BNY Mellon Family of Funds, and the spouse, domestic partner or minor child of any of the foregoing, subject to certain conditions described in the SAI, and provided that such Class I shares are purchased directly from the fund

• unaffiliated investment companies approved by the fund's distributor

• clients of financial intermediaries that effect transactions in Class I shares through their brokerage platforms solely as a broker in an agency capacity for their clients and that have entered into an agreement with the fund's distributor. An investor purchasing Class I shares through the brokerage platform of such a financial intermediary will be required to pay a commission and/or other forms of compensation to the financial intermediary

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees. There also is no CDSC imposed on redemptions of Class Y shares. The fund, BNYM Investment Adviser or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will BNYM Investment Adviser or the fund's distributor or their affiliates provide any "revenue sharing" payments, except as otherwise provided below, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

• institutional investors, acting for themselves or on behalf of their clients, that make an initial investment in Class Y shares of the fund of at least $1 million

• Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain plan level or super-omnibus accounts with the fund

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNYM Investment Adviser and make an initial investment in Class Y shares of the fund of at least $1 million

• certain funds in the BNY Mellon Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes. With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans. Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, BNYM Investment Adviser or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund. Investors holding Class Y shares who, in the opinion of BNYM Investment Adviser, do not meet the eligibility requirements for the purchase of Class Y shares will be asked to verify their eligibility or instruct the fund to convert their Class Y shares to a class of fund shares for which they are eligible to purchase. If after 30 days such an investor has not verified eligibility or provided instructions to convert their shares to another class of fund shares, their Class Y shares will be converted to Class A shares of the fund, based on the relative net asset value of each such class without the imposition of any sales charge, fee or other charge. BNYM Investment Adviser, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares. Notwithstanding the foregoing, the fund's distributor may make payments to financial intermediaries for services rendered in connection with technology and programming set-up, dealer platform development and maintenance or similar services.

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Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients. Accordingly, the availability of Class Y shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Additional Information About CDSCs

The fund's CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV). In addition:

• No CDSC is charged on fund shares you acquired by reinvesting your fund dividends or capital gains distributions.

• No CDSC is charged on the per share appreciation of your fund account over the initial purchase price of the shares.

• To keep your CDSC as low as possible, each time you place a request to sell shares, the fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

The fund's CDSC on Class A and C shares may be waived for shares purchased directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to this prospectus, in the following cases:

• exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

• redemptions made through the Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions by Retirement Plans, provided that, if such shares were purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

Buying and Selling Shares

BNYM Investment Adviser calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of "proper form" requirements. For more information, consult a representative of your financial intermediary. The fund's NAV is disclosed daily at www.im.bnymellon.com and also is available by calling 1-800-373-9387. When calculating NAVs, BNYM Investment Adviser values equity investments on the basis of market quotations or official closing prices. BNYM Investment Adviser generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Futures contracts will be valued at the most recent settlement price. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board. ETFs will be valued at their market price. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares. The subsidiary values its investments pursuant to the same pricing and valuation methodologies described above.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund

26

calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV (usually 4:00 p.m. Eastern time) will be based on the NAV determined that day.

How to Buy Shares

By Mail.

Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The BNY Mellon Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The BNY Mellon Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application applicable to the type of IRA for which the investment is made, and when making additional investments include an investment slip. Make checks payable to The BNY Mellon Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

BNY Mellon Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

BNY Mellon Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-373-9387 (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-373-9387 (inside the U.S. only) or visit www.im.bnymellon.com to request your transaction. In order to do so, you must have elected the TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares by selecting one of the automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors – Automatic Services."

The minimum initial and subsequent investment (except as set forth below) is $1,000 and $100, respectively. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. The minimum initial investment for Retirement Plans or IRAs (other than Coverdell Education Savings Accounts) sponsored by BNYM Investment Adviser or its affiliates is $750, with no minimum subsequent investment. The minimum initial investment for Coverdell Education Savings Accounts sponsored by BNYM Investment Adviser or its affiliates is $500, with no minimum subsequent investment. Subsequent investments made through TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

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How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity, less any applicable CDSC. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly.

If you request the fund to transmit your redemption proceeds to you by check, the fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information. Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

• the fund will not process wire, telephone, online or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYM Investment Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

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BNY Mellon Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

BNY Mellon Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-373-9387 (inside the U.S. only) or, for regular accounts, visit www.im.bnymellon.com to request your transaction. Institutional Direct accounts are not eligible for online services.

By calling 1-800-373-9387 (inside the U.S. only), you may speak to a BNY Mellon representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.im.bnymellon.com or through the Express voice-activated account access system, there is a $100,000 per day limit.

Automatically. You may sell shares in a regular account by completing an Automatic Withdrawal Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.im.bnymellon.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-373-9387 (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. For example, banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, BNYM Investment Adviser and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. BNYM Investment Adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• refuse any purchase or exchange request, including those from any individual or group who, in BNYM Investment Adviser's view, is likely to engage in frequent trading

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• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through the Automatic Withdrawal Plan, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

BNYM Investment Adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, BNYM Investment Adviser evaluates trading activity in the account for evidence of frequent trading. BNYM Investment Adviser considers the investor's trading history in other accounts under common ownership or control, in other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while BNYM Investment Adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, BNYM Investment Adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If BNYM Investment Adviser concludes the account is likely to engage in frequent trading, BNYM Investment Adviser may cancel or revoke the purchase or exchange on the following business day. BNYM Investment Adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, BNYM Investment Adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. BNYM Investment Adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide BNYM Investment Adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If BNYM Investment Adviser determines that any such investor has engaged in frequent trading of fund shares, BNYM Investment Adviser may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through a financial intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the financial intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of the foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

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Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and BNYM Investment Adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you or your financial intermediary instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

Distributions paid by the fund are subject to federal income tax, and also may be subject to state or local tax (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

The fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. For example, if the fund has unrealized capital gains, these gains could become taxable to shareholders if the fund sells some appreciated positions during the year. Such distributions can occur even in a year when the fund has a negative return. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at http://im.bnymellon.com/taxcenter or by calling 1-800-373-9387 (inside the U.S. only) or your financial representative.

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Services for Fund Investors

The following services may be available to fund investors. If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different restrictions on these services and privileges, or may not make them available at all. Consult a representative of your financial intermediary or Retirement Plan for further information.

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. These services are not available for Class Y shares. For information, call 1-800-373-9387 (inside the U.S. only) or your financial representative.

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the BNY Mellon Family of Funds. Shares held through a Coverdell Education Savings Account sponsored by BNYM Investment Adviser or its affiliates are not eligible for this privilege.

Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds.

Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semiannual or annual period, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for Retirement Plans and IRAs sponsored by BNYM Investment Adviser or its affiliates) into shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds. You can request your exchange by calling 1-800-373-9387 (inside the U.S. only) or your financial representative. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its NAV for that business day). If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Conversion Feature

Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class. Except as otherwise disclosed in this prospectus, shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. The fund reserves the right to refuse any conversion request. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month

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following the eight-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

Wire Redemption and TeleTransfer Privileges

To redeem shares from your fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the TeleTransfer Privilege. To purchase additional shares in your fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the TeleTransfer Privilege. You can set up the Wire Redemption Privilege and TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.im.bnymellon.com or contacting your financial representative. Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or TeleTransfer Privileges. Institutional Direct accounts are not eligible for the Wire Redemption or TeleTransfer Privileges initiated online.

Account Statements

Every investor in a fund in the BNY Mellon Family of Funds automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Express Voice-Activated Account Access System

You can check your account balances, get fund price and performance information, order documents and much more, by calling 1-800-373-9387 (inside the U.S. only) and using the Express voice-activated account access system. You may also be able to purchase fund shares and/or transfer money between your funds in the BNY Mellon Family of Funds using the Express voice-activated account access system. Certain requests require the services of a representative.

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Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended October 31,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	16.26	15.08	16.63	15.73	15.63
Investment Operations:
Investment income (loss)—net[a]	(.02)	.15	.08	(.09)	(.17)
Net realized and unrealized gain (loss) on investments	.08	1.16	(.81)	1.02	.27
Total from Investment Operations	.06	1.31	(.73)	.93	.10
Distributions:
Dividends from investment income—net	(.17)	(.13)	-	-	-
Dividends from net realized gain on investments	(.33)	-	(.82)	(.03)	-
Total Distributions	(.50)	(.13)	(.82)	(.03)	-
Net asset value, end of period	15.82	16.26	15.08	16.63	15.73
Total Return (%)[b]	.28	8.82	(4.63)	5.92	.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.58	1.55	1.59	1.55	1.51
Ratio of net expenses to average net assets	1.44	1.44	1.44	1.47	1.50
Ratio of net investment income (loss) to average net assets	(.14)	.96	.48	(.56)	(1.13)
Portfolio Turnover Rate	176.12	26.17	17.55	69.80	10.66
Net Assets, end of period ($ x 1,000)	35,061	38,100	47,280	73,458	205,832

a Based on average shares outstanding.
b Exclusive of sales charge.

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Financial Highlights (cont'd)

	Year Ended October 31,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.06	13.96	15.56	14.83	14.85
Investment Operations:
Investment income (loss)—net[a]	(.13)	.03	(.04)	(.19)	(.27)
Net realized and unrealized gain (loss) on investments	.06	1.09	(.74)	.95	.25
Total from Investment Operations	(.07)	1.12	(.78)	.76	(.02)
Distributions:
Dividends from investment income—net	(.04)	(.02)	-	-	-
Dividends from net realized gain on investments	(.33)	-	(.82)	(.03)	-
Total Distributions	(.37)	(.02)	(.82)	(.03)	-
Net asset value, end of period	14.62	15.06	13.96	15.56	14.83
Total Return (%)[b]	(.50)	8.01	(5.30)	5.14	(.07)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.33	2.29	2.31	2.32	2.26
Ratio of net expenses to average net assets	2.19	2.19	2.19	2.23	2.25
Ratio of net investment income (loss) to average net assets	(.87)	.22	(.27)	(1.26)	(1.82)
Portfolio Turnover Rate	176.12	26.17	17.55	69.80	10.66
Net Assets, end of period ($ x 1,000)	22,548	31,771	46,681	80,834	131,341

a Based on average shares outstanding.
b Exclusive of sales charge.

35

Financial Highlights (cont'd)

	Year Ended October 31,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	16.71	15.51	17.04	16.08	15.93
Investment Operations:
Investment income (loss)—net[a]	.02	.19	.12	(.03)	(.13)
Net realized and unrealized gain (loss) on investments	.08	1.20	(.83)	1.02	.28
Total from Investment Operations	.10	1.39	(.71)	.99	.15
Distributions:
Dividends from investment income—net	(.22)	(.19)	-	-	-
Dividends from net realized gain on investments	(.33)	-	(.82)	(.03)	-
Total Distributions	(.55)	(.19)	(.82)	(.03)	-
Net asset value, end of period	16.26	16.71	15.51	17.04	16.08
Total Return (%)	.53	9.04	(4.33)	6.17	1.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.31	1.29	1.31	1.30	1.25
Ratio of net expenses to average net assets	1.19	1.19	1.19	1.21	1.24
Ratio of net investment income (loss) to average net assets	.13	1.20	.73	(.17)	(.86)
Portfolio Turnover Rate	176.12	26.17	17.55	69.80	10.66
Net Assets, end of period ($ x 1,000)	169,485	324,848	472,940	653,752	446,643

a Based on average shares outstanding.

36

Financial Highlights (cont'd)

	Year Ended October 31,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	16.69	15.53	17.04	16.07	15.91
Investment Operations:
Investment income (loss)—net[a]	.03	.20	.13	(.02)	(.11)
Net realized and unrealized gain (loss) on investments	.07	1.19	(.82)	1.02	.27
Total from Investment Operations	.10	1.39	(.69)	1.00	.16
Distributions:
Dividends from investment income—net	(.23)	(.23)	-	-	-
Dividends from net realized gain on investments	(.33)	-	(.82)	(.03)	-
Total Distributions	(.56)	(.23)	(.82)	(.03)	-
Net asset value, end of period	16.23	16.69	15.53	17.04	16.07
Total Return (%)	.54	9.13	(4.27)	6.23	1.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22	1.22	1.21	1.21	1.18
Ratio of net expenses to average net assets	1.17	1.15	1.14	1.15	1.16
Ratio of net investment income (loss) to average net assets	.18	1.25	.78	(.14)	(.68)
Portfolio Turnover Rate	176.12	26.17	17.55	69.80	10.66
Net Assets, end of period ($ x 1,000)	239,102	564,884	733,373	787,909	655,662

a Based on average shares outstanding.

37

APPENDIX
Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described below. In all instances, it is the investor's responsibility to notify the fund or the investor's financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Ameriprise Financial

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the BNY Mellon Family of Funds)

• shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

* * * * * * * *

Edward Jones

Clients of Edward Jones purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions, which can differ from the sales charge reductions described elsewhere in this prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in this prospectus.

A-1

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (other than no-load money market funds) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups") and includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares. For purposes of determining the value of a shareholder's aggregated holdings, eligible shares held will be valued at the higher of their cost or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies his or her financial advisor about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones or its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in the same share class and the same account (i.e., Right of Reinstatement)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund's CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

A-2

Minimum Purchase Amounts

• $250 initial purchase minimum

• $50 subsequent purchase minimum

Minimum Balances

•  Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or letter of intent (LOI)

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

* * * * * * * *

Janney Montgomery Scott LLC (Janney)

Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (Janney) brokerage account are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in this prospectus or the SAI or through another financial intermediary.  In all instances, it is the shareholder's responsibility to inform Janney at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds or other facts qualifying the purchaser for sales charge reductions or waivers.

Front-end sales charge reductions on Class A shares purchased through a Janney brokerage account

Shareholders purchasing Class A shares of the fund through a Janney brokerage account can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Janney. Shares of funds in the BNY Mellon Family of Funds not held in Janney accounts of the purchaser or the purchaser's household members may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

• Letter of intent, which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period. Shares of funds in the BNY Mellon Family of Funds not held in Janney accounts of the purchaser or the purchaser's household members may be included in the letter of intent calculation only if the shareholder notifies his or her financial advisor about such shares.

Front-end sales charge waivers on Class A shares purchased through a Janney brokerage account

Shareholders purchasing Class A shares of the fund through a Janney brokerage account may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased through reinvestment of dividends and capital gains distributions of the fund (but not of any other fund in the BNY Mellon Family of Funds)

• shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans and deferred benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP-IRAs, SARSEPs, SIMPLE IRAs or Keogh plans

A-3

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures

CDSC waivers on Class A and C shares purchased through a Janney brokerage account

The fund's CDSC on Class A and C shares may be waived for shares purchased through a Janney brokerage account in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through the Automatic Withdrawal Plan as described in this prospectus

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

• redemptions made to pay Janney fees, but only if the redemption is initiated by Janney

• shares acquired through a Right of Reinstatement (as defined above)

• exchanges of shares for shares of the same class of a different fund, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

* * * * * * * *

Merrill Lynch

Front-end sales charge reductions on Class A shares purchased through Merrill Lynch

Shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings (including 529 plan holdings) of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Merrill Lynch. Shares of funds in the BNY Mellon Family of Funds not held in accounts of the purchaser's household members at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

• Letter of intent, which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased through Merrill Lynch over a 13-month period.

Front-end sales charge waivers on Class A shares purchased through Merrill Lynch

Shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and the shares are held for the benefit of the plan

• shares purchased by or through a 529 plan

• shares purchased through a Merrill Lynch-affiliated investment advisory program

• shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

• shares purchased through the Merrill Edge Self-Directed platform

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the BNY Mellon Family of Funds)

• shares acquired through an exchange (i.e., conversion) of Class C shares of the fund that are no longer subject to a CDSC pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

A-4

• shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members

• shares purchased by board members of the fund and employees of BNYM Investment Adviser or any of its affiliates, as described in this prospectus

• shares purchased from the proceeds of a redemption of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

• shares acquired through an exchange (i.e., conversion) from another share class of the fund as a result of the shareholder's holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers. Merrill Lynch is responsible for any CDSC due, if applicable. Any future purchases of Class A are subject to the applicable sales charge as disclosed in this prospectus

CDSC waivers on Class A and C shares purchased through Merrill Lynch

Fund shares purchased through an omnibus account maintained with Merrill Lynch are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions made within one year of death or disability of the shareholder

• redemptions made through the Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• shares acquired through a Right of Reinstatement (as defined above)

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

• redemptions made to pay Merrill Lynch fees, but only if the redemption is initiated by Merrill Lynch

• redemptions of fund shares held in a retirement brokerage account that are exchanged for shares of a lower cost share class in connection with the transfer to certain fee based accounts or platforms

• shares acquired through an exchange as a result of the shareholder's holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers. Merrill Lynch is responsible for any CDSC due, if applicable

* * * * * * * *

Morgan Stanley Wealth Management

Front-end sales charge waivers on Class A shares purchased through Morgan Stanley Wealth Management

Shareholders purchasing Class A shares of the fund through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased by Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased through a Morgan Stanley self-directed brokerage account

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

• shares purchased from the proceeds of redemptions from a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC

A-5

* * * * * * * *

Oppenheimer & Co. Inc. (OPCO)

Front-end sales charge reductions on Class A shares purchased through an OPCO platform or account

Shareholders purchasing Class A shares of the fund through an OPCO platform or account can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held by accounts within the purchaser's household at OPCO.  Shares of funds in the BNY Mellon Family of Funds not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letter of intent.  You can sign a letter of intent, in which you agree to invest a certain amount (your goal) over a 13-month period in shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge, and your initial sales charge will be based on your goal.  A 90-day back-dated period can also be used to count previous purchases toward your goal.  Your goal must be at least $50,000, and your initial investment must be at least $5,000.  Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified in the letter of intent.  The sales charge will be adjusted if you do not meet your goal.  By signing a letter of intent, you authorize the fund's transfer agent to hold in escrow 5% of the amount indicated in the letter of intent and redeem Class A shares in your account to pay the additional sales charge if the letter of intent goal is not met prior to the expiration of the 13-month period.  See "Additional Information About Shareholder Services" in the SAI.

Front-end sales charge waivers on Class A shares purchased through an OPCO platform or account

Shareholders purchasing Class A shares of the fund through an OPCO platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• shares purchased by or through a 529 plan

• shares purchased through an OPCO affiliated investment advisory program

• shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the fund (but not of any other fund in the BNY Mellon Family of Funds)

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

• a shareholder in the fund's Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• shares purchased by employees and registered representatives of OPCO or its affiliates and their family members

• board members of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC waivers on Class A and C shares purchased through an OPCO platform or account

The fund's CDSC on Class A and C shares may be waived for shares purchased through an OPCO platform or account in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through the Automatic Withdrawal Plan as described in this prospectus

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

A-6

• redemptions made to pay OPCO fees, but only if the redemption is initiated by OPCO

• shares acquired through a Right of Reinstatement (as defined above)

* * * * * * * *

Raymond James & Associates, Inc., Raymond James Financial Services or Raymond James affiliates (Raymond James)

Front-end sales charge reductions on Class A shares purchased through Raymond James

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Raymond James. Shares of funds in the BNY Mellon Family of Funds not held in accounts of the purchaser's household members at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

• Letter of intent, which allows for breakpoint discounts based on anticipated purchases within the BNY Mellon Family of Funds over a 13-month time period. Shares of funds in the BNY Mellon Family of Funds not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such shares.

Front-end sales charge waivers on Class A shares purchased through Raymond James

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased through a Raymond James investment advisory program

• shares purchased within the BNY Mellon Family of Funds, including shares of the fund, through a systematic reinvestment of dividends and capital gains distributions of the fund

• shares purchased by employees and registered representatives of Raymond James and their family members as designated by Raymond James

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Raymond James' share class conversion policies and procedures

CDSC waivers on Class A and C shares purchased through Raymond James

Fund shares purchased through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions made within one year of death or disability of the shareholder

• redemptions made through the Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

A-7

• redemptions made to pay Raymond James fees, but only if the redemption is initiated by Raymond James

• shares acquired through a Right of Reinstatement (as defined above)

• exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

* * * * * * * *

Robert W. Baird & Co. (Baird)

Front-end sales charge reductions on Class A shares purchased through a Baird platform or account

Shareholders purchasing Class A shares of the fund through a Baird platform or account can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Baird.  Shares of funds in the BNY Mellon Family of Funds not held in Baird accounts of the purchaser or the purchaser's household members may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

• Letter of intent, which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period of time.

Front-end sales charge waivers on Class A shares purchased through a Baird platform or account

Shareholders purchasing Class A shares of the fund through a Baird platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the fund (but not of any other fund in the BNY Mellon Family of Funds)

• shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

• shares purchased by employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Baird's policies and procedures

CDSC waivers on Class A shares purchased through a Baird platform or account

The fund's CDSC on Class A shares may be waived for shares purchased through a Baird platform or account in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through the Automatic Withdrawal Plan as described in this prospectus

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

• redemptions made to pay Baird fees, but only if the redemption is initiated by Baird

• shares acquired through a Right of Reinstatement (as defined above)

* * * * * * * *

A-8

Stifel, Nicolaus & Co, Incorporated (Stifel)

Front-end sales charge waivers on Class A shares purchased through Stifel

Shareholders purchasing Class A shares of the fund through a Stifel platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Stifel's policies and procedures.

A-9

NOTES

A-10

For More Information

BNY Mellon Dynamic Total Return FundA series of BNY Mellon Advantage Funds, Inc.

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.im.bnymellon.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.im.bnymellon.com and is on file with the Securities and Exchange Commission (SEC). The SAI, as amended or supplemented from time to time, is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Funds in the BNY Mellon Family of Funds (except Dreyfus money market funds) generally disclose, at www.im.bnymellon.com, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request.  For funds in the BNY Mellon Family of Funds (except Dreyfus money market funds), portfolio holdings will remain on the website for a period of six months and any security-specific performance attribution data will remain on the website for varying periods up to six months, provided that portfolio holdings will remain until the fund files its Form N-PORT or Form N-CSR for the period that includes the dates of the posted holdings.  Dreyfus money market funds generally disclose, at www.dreyfus.com, their complete schedule of holdings daily.  Each Dreyfus money market fund's daily posting of its complete portfolio holdings will remain available on the website for five months.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.im.bnymellon.com.

To Obtain Information

By telephone. Call 1-800-373-9387 (inside the U.S. only)

By mail.
The BNY Mellon Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@bnymellon.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: www.sec.gov

Dreyfus money market funds: www.dreyfus.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-07123

© 2021 BNY Mellon Securities Corporation 6140P0321A

BNY Mellon Global Real Return Fund

Prospectus | March 1, 2021

Class Ticker

A    DRRAX
C    DRRCX
I     DRRIX
Y    DRRYX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	8
Investment Risks	10
Management	16
Shareholder Guide

Choosing a Share Class	19
Buying and Selling Shares	23
General Policies	26
Distributions and Taxes	28
Services for Fund Investors	29
Financial Highlights	31
Appendix	A-1
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the BNY Mellon Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 19 of the prospectus, in the Appendix on page A-1 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.75	.75	.75	.75
Distribution (12b-1) fees	none	.75	none	none
Other expenses:
Shareholder services fees	.25	.25	none	none
Fees and expenses of the fund's subsidiary	.09	.09	.09	.09
Miscellaneous other expenses	.12	.15	.16	.05
Total other expenses	.46	.49	.25	.14
Acquired fund fees and expenses**	.06	.06	.06	.06
Total annual fund operating expenses	1.27	2.05	1.06	.95
Fee waiver and/or expense reimbursement***	(.09)	(.09)	(.10)	(.09)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.18	1.96	.96	.86

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** Acquired fund fees and expenses are incurred indirectly by the fund as a result of its investments in other investment companies (underlying funds). These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund operating expenses do not correlate to the ratio of total expenses to average net assets in the Financial Highlights tables.

*** The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to BNY Mellon Investment Adviser, Inc. by the subsidiary. In addition, BNY Mellon Investment Adviser, Inc., has also contractually agreed, until March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90%. On or after March 1, 2022, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses,

3

which reflect the expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$688	$946	$1,224	$2,013
Class C (with redemption at end of period)	$299	$634	$1,095	$2,372
Class C (without redemption at end of period)	$199	$634	$1,095	$2,372
Class I (with or without redemption at end of period)	$98	$327	$575	$1,285
Class Y (with or without redemption at end of period)	$89	$294	$517	$1,158

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 91.18% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund uses an actively-managed multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. The fund is not managed to a benchmark index. Rather than managing to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments. The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization. The fund obtains investment exposure to these asset classes by investing in securities and through derivative instruments.

The fund's portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund's investments among and within asset classes. In choosing investments, the portfolio managers consider: key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals. Within markets and sectors determined to be attractive in absolute terms, the fund's portfolio managers seek what they believe to be attractively priced companies that possess a sustainable competitive advantage in their market or sector and invest in such companies across their capital structures. The portfolio managers generally will sell investments when themes change or when the portfolio managers determine that a particular market or sector is no longer considered attractive in absolute terms, a company's prospects have changed or the investment is fully valued by the market.

The fund's investments will be focused globally among the developed and emerging capital markets of the world. Under normal market conditions, the fund will invest a substantial portion of its assets in the securities of issuers organized or located outside the United States, whose primary listing exchange for securities is located outside the United States, whose largest amount of revenues are derived from countries outside the United States or whose reporting currencies are other than U.S. dollars, and derivatives which provide exposure to such issuers or foreign markets. The portfolio managers have considerable latitude in allocating the fund's investments and in selecting securities and derivative instruments to implement the fund's investment approach, although the fund must invest at least 10% of the value of its total assets in equity securities and at least 10% of the value of its total assets in fixed-income securities. Subject to such requirements, the fund is not otherwise limited in its ability to use derivative instruments. The fund may invest in bonds and other fixed-income securities of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund may use to a significant degree derivative instruments as a substitute for investing directly in equities, bonds, currencies and other asset classes in connection with its investment strategy. The fund also may use derivative

4

instruments as part of a hedging strategy or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, indices, foreign currencies and interest rates), forward contracts, swap agreements and structured notes. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions, in accordance with applicable regulations.

The fund also may gain investment exposure to global commodity markets through investments in a wholly-owned and controlled subsidiary of the fund that principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities. The subsidiary has the same investment objective, investment adviser and sub-investment adviser as the fund.

The fund's portfolio will not have the same characteristics as its designated performance baseline benchmark — USD 1-Month LIBOR — or its designated broad-based securities market index — the FTSE One-Month U.S. Treasury Bill Index. Although the fund is not managed to a benchmark index, the fund seeks to provide a minimum average annual total return of USD 1-Month LIBOR plus 4%, before fees and expenses, over a five-year period. There can be no assurance the fund will be able to provide such returns and you may lose money by investing in the fund.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's portfolio managers to allocate effectively the fund's assets among the global equities, bonds and cash, and other asset classes. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Correlation risk. Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include the lack of publicly available information, the lack of uniform disclosure, accounting and financial reporting and recordkeeping standards, and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations

5

by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments.

• Subsidiary risk. To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities, and the fund's investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders. There also may be federal income tax risks associated with the fund's investment in the subsidiary.

• Real estate sector risk. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; possible lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements (including zoning laws and environmental restrictions); losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). The Securities and Exchange Commission recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended, which will regulate the use of derivatives for certain funds registered under the 1940 Act and may require the fund to alter, perhaps materially, its use of derivatives.

6

• Leverage risk. The use of leverage, such as entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Interest rates in the United States currently are at or near historic lows due to market forces and actions of the Board of Governors of the Federal Reserve System in the U.S., primarily in response to the COVID-19 pandemic and resultant market disruptions. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Tax risk. As a regulated investment company ("RIC"), the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code. The fund intends to achieve investment exposure to global commodity markets primarily by investing in the subsidiary and commodity-linked derivative instruments. The tax treatment of the fund's investments in the subsidiary and commodity-linked derivative instruments could affect whether income derived from such investments is "qualifying income" under the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the fund's taxable income or any gains and distributions made by the fund. The Internal Revenue Service has adopted regulations that generally treat a fund's inclusion of income with respect to a subsidiary as "qualifying income" if there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion. If the Internal Revenue Service were able to successfully assert that the fund's income from such investments was not "qualifying income," the fund would fail to qualify as a RIC if over 10% of its gross income was derived from these investments. The fund's failure to qualify as a RIC would significantly adversely affect the returns to, and could cause losses for, fund shareholders.

7

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. Sales charges, if any, are not reflected in the bar chart, and, if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of USD 1-Month LIBOR, a widely used benchmark for short-term interest rates, and to the returns of the FTSE One-Month U.S. Treasury Bill Index, a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.im.bnymellon.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q2, 2020: 8.44% Worst Quarter Q1, 2020: -9.29%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

For the fund's Class Y shares, periods prior to the inception date reflect the performance of the fund's Class A shares, without reflecting any applicable sales charges for Class A shares. Such performance figures have not been adjusted to reflect applicable class fees and expenses. Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes have different expenses.

Average Annual Total Returns (as of 12/31/20)
Class (Inception Date)	1 Year	5 Years	10 Years
Class A returns before taxes	3.20%	4.31%	3.57%
Class A returns after taxes on distributions	2.86%	3.64%	2.89%
Class A returns after taxes on distributions and sale of fund shares	2.05%	3.11%	2.57%
Class C returns before taxes	7.60%	4.76%	3.38%
Class I returns before taxes	9.74%	5.83%	4.46%
Class Y (7/1/13) returns before taxes	9.88%	5.91%	4.47%
USD 1-Month LIBOR reflects no deductions for fees, expenses or taxes	0.66%	1.30%	0.75%
FTSE One-Month U.S. Treasury Bill Index reflects no deductions for fees, expenses or taxes	0.45%	1.09%	0.56%
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).  BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (Newton), to serve as the fund's sub-investment adviser.

Suzanne Hutchins, Aron Pataki and Andrew Warwick are the fund's primary portfolio managers, positions they have held since December 2010, December 2015 and January 2019, respectively. Ms. Hutchins and Messrs. Pataki and Warwick are global investment managers and members of the real return team at Newton.

8

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-373-9387 (inside the U.S. only) or by visiting www.im.bnymellon.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to BNY Mellon Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to BNY Mellon Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

9

Fund Details

Goal and Approach

The fund seeks total return (consisting of capital appreciation and income). The fund's investment objective may be changed by the fund's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund uses an actively-managed multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. The fund is not managed to a benchmark index. Rather than managing to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments. The fund obtains investment exposure to these asset classes by investing in securities and through derivative instruments. The fund's investments will be focused globally among the developed and emerging capital markets of the world. Under normal market conditions, the fund will invest a substantial portion of its assets in the securities of issuers organized or located outside the United States, whose primary listing exchange for securities is located outside the United States, whose largest amount of revenues are derived from countries outside the United States or whose reporting currencies are other than the U.S. dollars, and derivatives which provide exposure to such issuers or foreign markets. The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization. The fund's commodity-related investments may include, but are not limited to, those providing investment exposure to precious metals, natural resources or agricultural products.

The fund's portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund's investments among and within asset classes. In choosing investments, the portfolio managers consider: key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals. Within markets and sectors determined to be attractive in absolute terms, the fund's portfolio managers seek what they believe to be attractively priced companies that possess a sustainable competitive advantage in their market or sector and invest in such companies across their capital structures.

The portfolio managers have considerable latitude in allocating the fund's investments and in selecting securities and derivative instruments to implement the fund's investment approach, although the fund must invest at least 10% of the value of its total assets in equity securities and at least 10% of the value of its total assets in fixed-income securities. Subject to such requirements, the fund is not otherwise limited in its ability to use derivative instruments. The fund may invest in bonds and other fixed-income securities of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The portfolio managers also assess and manage the overall risk profile of the fund's portfolio. The portfolio managers generally will sell investments when themes change or when the portfolio managers determine that a particular market or sector is no longer considered attractive in absolute terms, a company's prospects have changed or the investment is fully valued by the market. Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.

Integrated into the investment process, Newton has a well-established approach to responsible investment. This process includes identifying and considering the Environmental, Social and Governance (ESG) risks, opportunities and issues throughout the research process via Newton's proprietary quality reviews, in an effort to ensure that any material ESG issues are considered.

The equity portion of the fund's portfolio is invested principally in common stocks, but its equity investments may include preferred stocks, convertible securities and warrants; depositary receipts, such as American Depositary Receipts

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and Global Depositary Receipts, which are securities that represent indirect ownership interests in the publicly-traded securities of non-U.S. issuers; participatory notes issued by banks, broker/dealers and other financial institutions, which are designed to replicate, or otherwise provide exposure to, the performance of certain issuers and markets; and securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. The fund's fixed-income investments may include: bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, eurodollar and Yankee dollar instruments, municipal obligations, inflation-adjusted securities and money market instruments. Fixed-income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund typically invests in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or the unrated equivalent as determined by the sub-adviser, but may invest selectively in securities rated below investment grade or the unrated equivalent as determined by the sub-adviser ("high yield" or "junk" bonds) at the time of purchase. The fund may gain exposure to equity or fixed-income securities by investing in pooled investment vehicles, such as open-end and closed-end U.S. registered investment companies and exchange-traded funds (ETFs) and investment trusts which are similar to closed-end investment companies whose shares typically are traded on a foreign exchange. Exposure to alternative strategies generally will be through the purchase of listed securities, and the fund also may invest in ETFs, which may or may not be registered under the Investment Company Act of 1940, as amended (1940 Act), to provide exposure to certain other asset classes. Securities in which the fund invests may be denominated in foreign currencies. To protect the fund against potential depreciation of such foreign currencies versus the U.S. dollar, the fund may engage in currency hedging. Currency exposures may be selectively hedged through the use of currency spot, forward and swap contracts to seek to provide protection from currency losses. In addition, the portfolio managers may use these currency instruments in seeking to increase the fund's returns.

The fund may use to a significant degree derivative instruments as a substitute for investing directly in equities, bonds, currencies and other asset classes in connection with its investment strategy. The fund also may use derivative instruments as part of a hedging strategy or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, indices, foreign currencies and interest rates), forward contracts, swap agreements and structured notes. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that provide for full payment of the value of the underlying asset, in cash or by physical delivery, at the settlement date, for example, the fund may be required to set aside liquid assets equal to the full notional amount of the instrument (generally, the total numerical value of the asset underlying the derivatives contract) while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that require periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligations (i.e., the fund's daily net liability) under the instrument, if any, rather than its full notional amount. By setting aside assets equal to only the fund's net obligations under the instrument, the fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate liquid assets equal to the full notional value of such instruments.

Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. The fund may engage in futures transactions on both U.S. and foreign exchanges. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Swap agreements are contracts or agreements pursuant to which parties exchange the rights to one set of financial assets or liabilities in exchange for another set. The financial assets may be cash flows, currencies, returns, or other items of a financial nature. The fund also may invest in structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index, security or commodity). The fund also may purchase or sell securities on a forward commitment (including "TBA" (to be announced)) basis. These transactions involve a commitment by the fund to purchase or sell particular securities, such as mortgage-related securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

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The fund also may gain investment exposure to global commodity markets through investments in GRR Commodity Fund Ltd., a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The subsidiary has the same investment objective, investment adviser and sub-investment adviser as the fund. The subsidiary principally invests directly in commodity-related instruments, including futures and options contracts and swap agreements that provide exposure to the commodity markets and pooled investment vehicles that invest in commodities. The subsidiary also may invest in other instruments, including those serving as margin or collateral for its derivatives positions. With respect to its investments, the subsidiary is generally subject to the same investment restrictions and limitations as the fund, except that the subsidiary may invest without limitation in commodity-related instruments. The subsidiary also is subject to the fund's compliance program, to the extent the fund's policies and procedures apply to its investments and operations. The fund and the subsidiary test for compliance with applicable investment restrictions, such as capital structure and leverage requirements, on a consolidated basis and comply with investment policy disclosure requirements under the 1940 Act on a similar basis. Investments in the subsidiary are intended to provide the fund with exposure to the returns of commodity markets within the limitations of the federal tax requirements that apply to the fund. Neither the fund nor the subsidiary invests directly in physical commodities. The fund may invest up to 25% of its total assets in the subsidiary.

The fund's portfolio will not have the same characteristics as its designated performance baseline benchmark — USD 1-Month LIBOR — or its designated broad-based securities market index — the FTSE One-Month U.S. Treasury Bill Index. Although the fund is not managed to a benchmark index, the fund seeks to provide a minimum average annual total return of USD 1-Month LIBOR plus 4%, before fees and expenses, over a five-year period. There can be no assurance the fund will be able to provide such returns and you may lose money by investing in the fund.

Although not a principal investment strategy, the fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's portfolio managers to allocate effectively the fund's assets among the global equities, bonds and cash, and other asset classes. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions,

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changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. In addition, such securities may be below investment grade quality and predominantly speculative. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, the lack of uniform disclosure, accounting and financial reporting and recordkeeping standards, and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are

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generally referred to as "daily price fluctuation limits" and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

• Subsidiary risk. To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities, and the fund's investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in the prospectus. The subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, unless otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. As an investor in the subsidiary, the fund does not have all of the protections offered to investors by the 1940 Act. The fund, however, wholly owns and controls the subsidiary, and the subsidiary is managed by the fund's investment adviser. Changes in the laws of the United States and/or the Cayman Islands could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on the subsidiary. If this were to change and the subsidiary was required to pay Cayman Island taxes, the investment returns of the fund would be adversely affected.

• Real estate sector risk. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; possible lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements (including zoning laws and environmental restrictions); losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. Moreover, certain real estate investments may be illiquid and, therefore, the ability of real estate companies to reposition their portfolios promptly in response to changes in economic or other conditions is limited.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as over-the-counter swap agreements, structured notes, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. The Securities and Exchange Commission (SEC) recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (1940 Act), which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless the fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the fund qualifies as a limited derivatives user, Rule 18f-4 would require the fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the fund, including a potential increase in cost to enter into derivatives transactions and may require the fund to alter, perhaps materially, its use of derivatives. In such an event, the fund's ability to pursue one or more of the investment strategies described in this prospectus may be impaired and,

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as a result, the fund may seek to pursue different investment strategies or otherwise alter or discontinue its investment operations.

• Leverage risk. The use of leverage, such as lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Interest rates in the United States currently are at or near historic lows due to market forces and actions of the Board of Governors of the Federal Reserve System in the U.S., primarily in response to the COVID-19 pandemic and resultant market disruptions. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which

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could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Tax risk. As a RIC, the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code. The fund intends to achieve exposure to global commodity markets primarily by investing in the subsidiary and commodity-linked derivative instruments. The tax treatment of the fund's investments in the commodity-linked derivative instruments. The tax treatment of the fund's investments in the subsidiary and commodity-linked derivative instruments could affect whether income derived from such investment is "qualifying income" under the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the fund's taxable income or any gains and distributions made by the fund. The fund intends to take the position that income and gains from its investments in the subsidiary and certain commodity-linked structured notes will constitute "qualifying income." The fund has not sought a legal opinion on this position, although the Internal Revenue Service has issued regulations that generally treat a fund's inclusion of income with respect to a subsidiary as "qualifying income" if there is a distributions out of the earnings and profits of the subsidiary that are attributable to such income inclusion. If the Internal Revenue Service were able to successfully assert that the fund's income from such investments was not "qualifying income," the fund would fail to qualify as a RIC if over 10% of its gross income was derived from these investments. If the fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause losses for, fund shareholders.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• LIBOR rate risk. Many financial instruments, including those in which the fund may invest, utilize the London Interbank Offered Rate (LIBOR) as the reference or benchmark rate for variable interest rate calculations.  In July 2017, the United Kingdom's financial regulatory body announced plans to phase out the use of LIBOR by the end of 2021. It was subsequently announced that tenors of US Dollar LIBOR would continue to be published through June 30, 2023, other than one week and two-month USD LIBOR settings which will cease publication on December 31, 2021. Various financial industry groups around the world have begun planning the transition to the use of different benchmarks.  In the United States, the Federal Reserve Board and the New York Fed convened the Alternative Reference Rates Committee, comprised of a group of private-market participants, which recommended the Secured Overnight Financing Rate as an alternative reference rate to USD LIBOR.  Neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known.  While some instruments tied to LIBOR may include a replacement rate in the event LIBOR is discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain.  The potential cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions, and may result in costs incurred in connection with closing out positions and entering into new trades.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of

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such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

• Asset-backed securities risk. Asset-backed securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. General downturns in the economy could cause the value of asset-backed securities to fall. In

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addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Depositary receipts risk. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt. The fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

• Pooled investment vehicles risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies or investment trusts, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

• Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $292 billion in 131 mutual fund portfolios. For the past fiscal year, the fund paid BNYM Investment Adviser a management fee at the effective annual rate of 0.66% of the value of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with BNYM Investment Adviser is available in the fund's semiannual report for the six-month period ended April 30, 2020. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions,

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corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $41.1 trillion in assets under custody and administration and $2.2 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The asset management philosophy of BNYM Investment Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, BNYM Investment Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited, to serve as the fund's sub-investment adviser. Newton is an indirect wholly-owned subsidiary of BNY Mellon founded in 1978 and is regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the SEC as an investment adviser. Newton's principal office is located at 160 Queen Victoria Street, London, EC4V, 4LA, United Kingdom. As of December 31, 2020, Newton, together with its affiliates that comprise the Newton group of companies, managed approximately $63 billion in discretionary separate accounts and other investment accounts. Newton, subject to BNYM Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and Newton is available in the fund's semiannual report for the six-month period ended April 30, 2020.

Suzanne Hutchins, Aron Pataki and Andrew Warwick are the fund's primary portfolio managers, positions they have held since December 2010, December 2015 and January 2019, respectively. Ms. Hutchins and Messrs. Pataki and Warwick are global investment managers and members of the real return team at Newton. Ms. Hutchins first joined Newton in 1991, left in 2005 to join Capital International Limited and rejoined Newton in 2010. Mr. Pataki joined Newton in 2006. Mr. Warwick joined Newton in July 2018, prior to which he was a member of the multi-asset team at BlackRock, Inc. since 2006, where he was responsible for managing absolute and relative return mandates and served as the head of research specializing in equity thematic views and risk premia strategies.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information including compensation, other accounts managed and ownership of fund shares.

BNYM Investment Adviser also is the investment adviser for the subsidiary and has engaged Newton to serve as the subsidiary's sub-investment adviser. Newton, subject to BNYM Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the subsidiary's investments. In managing the subsidiary's portfolio, BNYM Investment Adviser and Newton are generally subject to the same investment management policies and restrictions that apply to the management of the fund, except that the subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives that provide exposure to the commodity markets and pooled investment vehicles that invest in commodities. The subsidiary also will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the fund, to the extent the fund's policies and procedures apply to the subsidiary's investments and operations. While the subsidiary has its own board responsible for overseeing the operations of the subsidiary, the fund's chief compliance officer oversees implementation of the subsidiary's policies and procedures and makes periodic reports to the fund's board regarding the subsidiary's compliance with its policies and procedures. The subsidiary's advisory contracts will be subject to the same regulatory requirements applicable to the fund's contracts. The subsidiary has agreed to pay BNYM Investment Adviser a management fee at the annual rate of .75% of the value of the subsidiary's average daily net assets. BNYM Investment Adviser has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to BNYM Investment Adviser by the subsidiary. This undertaking may not be terminated unless BNYM Investment Adviser obtains the prior approval of the fund's board. The subsidiary, like the fund, also will bear expenses incurred in connection with the custody, transfer agency, legal and audit services that it receives. The subsidiary's financial statements will be consolidated with the fund's financial statements in the annual and semi-annual reports provided to shareholders.

BNY Mellon Securities Corporation (BNYMSC), a wholly-owned subsidiary of BNYM Investment Adviser, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to BNYMSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. BNYM Investment Adviser or BNYMSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon

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Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYM Investment Adviser's or BNYMSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or BNYMSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, BNYM Investment Adviser, Newton and BNYMSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through third party intermediaries that have entered into selling agreements with the fund's distributor, such as banks, brokers, dealers or financial advisers (collectively, financial intermediaries), or in Retirement Plans. Financial intermediaries with whom you open a fund account may have different policies and procedures than those described in this prospectus or the SAI. Accordingly, the availability of certain share classes and/or shareholder privileges or services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper. To be eligible for the share classes and/or shareholder privileges or services described in this prospectus or the SAI, you may need to open a fund account directly with the fund or a financial intermediary that offers such classes and/or privileges or services. Financial intermediaries purchasing fund shares on behalf of their clients determine the class of shares available for their clients. Consult a representative of your financial intermediary or Retirement Plan for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, and may impose its own account fees and methods for purchasing and selling fund shares, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial representative before determining which class to invest in.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial intermediaries in connection with the sale of fund shares. No front-end sales charge or CDSC is charged on fund shares acquired through the reinvestment of fund dividends or capital gains distributions. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges. Information regarding sales charges is not made available separately at www.im.bnymellon.com because such information is fully contained in this prospectus and in the SAI in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively.

A complete description of these classes follows.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

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	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more*	-0-	-0-

* No front-end sales load applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Additional Information About CDSCs" below.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge or CDSC, you must let your financial intermediary or the fund, as applicable, know at the time you purchase fund shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund, as applicable, know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund, as applicable, with evidence of your qualification for the reduction or waiver. You should consult a representative of your financial intermediary. Certain sales charge reductions and waivers are available only if you purchase your shares directly from the fund for accounts maintained with the fund; these sales charge reductions and waivers are described below. In addition, shareholders purchasing Class A shares of the fund through certain financial intermediaries are eligible only for sales charge reductions and waivers made available by such financial intermediaries; these sales charge reductions and waivers are described in the Appendix to this prospectus.

If you purchase Class A shares directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to this prospectus, you can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge. For example, if you have $1 million invested in shares that are subject to a sales charge of other funds in the BNY Mellon Family of Funds, you can invest in Class A shares of the fund without an initial sales charge. For purposes of determining "your total account value", shares held will be valued at their current market value. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) over a 13-month period in shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified in the letter of intent. The sales charge will be adjusted if you do not meet your goal. By signing a letter of intent, you authorize the fund's transfer agent to hold in escrow 5% of the amount indicated in the letter of intent and redeem Class A shares in your account to pay the additional sales charge if the letter of intent goal is not met prior to the expiration of the 13-month period. See "Additional Information About Shareholder Services" in the SAI.

• Combine with family members and other related purchasers. You can also count toward the amount of your investment all investments in shares that are subject to a sales charge of other funds in the BNY Mellon Family of Funds, by your spouse and your minor children (family members), including their rights of accumulation and goals under a letter of intent. In addition, (1) a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved and (2) a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan will each be permitted to combine their investments for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to this prospectus:

• full-time or part-time employees, and their spouses or domestic partners and minor children, of BNYM Investment Adviser or any of its affiliates

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• board members of BNYM Investment Adviser and board members of the BNY Mellon Family of Funds, and their spouses or domestic partners and minor children

• full-time employees, and their spouses and minor children, of financial intermediaries

• "wrap" accounts for the benefit of clients of financial intermediaries

• investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that may or may not charge their customers a transaction fee

• Retirement Plans, provided that, if such Class A shares are purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

• shareholders in IRA rollover accounts sponsored by BNYM Investment Adviser or its affiliates funded with the distribution proceeds from Retirement Plans. Upon establishing the IRA rollover account sponsored by BNYM Investment Adviser or its affiliates in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

In addition, shareholders of the fund will receive Class A shares of the fund at NAV without payment of a sales charge upon the conversion of such shareholders' Class C shares of the fund in the month of or month following the eight-year anniversary date of the purchase of the Class C shares.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund for accounts maintained with the fund:

• investors who either (1) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly with a fund managed by BNYM Investment Adviser since on or before February 28, 2006, or (2) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% paid to the fund's distributor in connection with the sale of Class C shares and an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance. Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC. See "Additional Information About CDSCs" below. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month following the eight-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

• law firms or attorneys acting as trustees or executors/administrators

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• foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNYM Investment Adviser and are not eligible to purchase Class Y shares

• U.S.-based employees of BNY Mellon, board members of BNYM Investment Adviser and board members of funds in the BNY Mellon Family of Funds, and the spouse, domestic partner or minor child of any of the foregoing, subject to certain conditions described in the SAI, and provided that such Class I shares are purchased directly from the fund

• unaffiliated investment companies approved by the fund's distributor

• clients of financial intermediaries that effect transactions in Class I shares through their brokerage platforms solely as a broker in an agency capacity for their clients and that have entered into an agreement with the fund's distributor. An investor purchasing Class I shares through the brokerage platform of such a financial intermediary will be required to pay a commission and/or other forms of compensation to the financial intermediary

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees. There also is no CDSC imposed on redemptions of Class Y shares. The fund, BNYM Investment Adviser or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will BNYM Investment Adviser or the fund's distributor or their affiliates provide any "revenue sharing" payments, except as otherwise provided below, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

• institutional investors, acting for themselves or on behalf of their clients, that make an initial investment in Class Y shares of the fund of at least $1 million

• Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain plan level or super-omnibus accounts with the fund

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNYM Investment Adviser and make an initial investment in Class Y shares of the fund of at least $1 million

• certain funds in the BNY Mellon Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes. With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans. Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, BNYM Investment Adviser or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund. Investors holding Class Y shares who, in the opinion of BNYM Investment Adviser, do not meet the eligibility requirements for the purchase of Class Y shares will be asked to verify their eligibility or instruct the fund to convert their Class Y shares to a class of fund shares for which they are eligible to purchase. If after 30 days such an investor has not verified eligibility or provided instructions to convert their shares to another class of fund shares, their Class Y shares will be converted to Class A shares of the fund, based on the relative net asset value of each such class without the imposition of any sales charge, fee or other charge. BNYM Investment Adviser, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares. Notwithstanding the foregoing, the fund's distributor may make payments to financial intermediaries for services rendered in connection with technology and programming set-up, dealer platform development and maintenance or similar services.

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Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients. Accordingly, the availability of Class Y shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Additional Information About CDSCs

The fund's CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV). In addition:

• No CDSC is charged on fund shares you acquired by reinvesting your fund dividends or capital gains distributions.

• No CDSC is charged on the per share appreciation of your fund account over the initial purchase price of the shares.

• To keep your CDSC as low as possible, each time you place a request to sell shares, the fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

The fund's CDSC on Class A and C shares may be waived for shares purchased directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to this prospectus, in the following cases:

• exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

• redemptions made through the Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions by Retirement Plans, provided that, if such shares were purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

Buying and Selling Shares

BNYM Investment Adviser calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of "proper form" requirements. For more information, consult a representative of your financial intermediary. The fund's NAV is disclosed daily at www.im.bnymellon.com and also is available by calling 1-800-373-9387. When calculating NAVs, BNYM Investment Adviser values equity investments on the basis of market quotations or official closing prices. BNYM Investment Adviser generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Futures contracts will be valued at the most recent settlement price. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board. ETFs will be valued at their market price. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares. The subsidiary values its investments pursuant to the same pricing and valuation methodologies described above.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund

25

calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV (usually 4:00 p.m. Eastern time) will be based on the NAV determined that day.

How to Buy Shares

By Mail.

Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The BNY Mellon Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The BNY Mellon Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application applicable to the type of IRA for which the investment is made, and when making additional investments include an investment slip. Make checks payable to The BNY Mellon Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

BNY Mellon Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

BNY Mellon Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-373-9387 (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-373-9387 (inside the U.S. only) or visit www.im.bnymellon.com to request your transaction. In order to do so, you must have elected the TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares by selecting one of the automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors – Automatic Services."

The minimum initial and subsequent investment (except as set forth below) is $1,000 and $100, respectively. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. The minimum initial investment for Retirement Plans or IRAs (other than Coverdell Education Savings Accounts) sponsored by BNYM Investment Adviser or its affiliates is $750, with no minimum subsequent investment. The minimum initial investment for Coverdell Education Savings Accounts sponsored by BNYM Investment Adviser or its affiliates is $500, with no minimum subsequent investment. Subsequent investments made through TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

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How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity, less any applicable CDSC. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly.

If you request the fund to transmit your redemption proceeds to you by check, the fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information. Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

• the fund will not process wire, telephone, online or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYM Investment Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

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BNY Mellon Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

BNY Mellon Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-373-9387 (inside the U.S. only) or, for regular accounts, visit www.im.bnymellon.com to request your transaction. Institutional Direct accounts are not eligible for online services.

By calling 1-800-373-9387 (inside the U.S. only), you may speak to a BNY Mellon representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.im.bnymellon.com or through the Express voice-activated account access system, there is a $100,000 per day limit.

Automatically. You may sell shares in a regular account by completing an Automatic Withdrawal Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.im.bnymellon.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-373-9387 (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. For example, banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, BNYM Investment Adviser and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. BNYM Investment Adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• refuse any purchase or exchange request, including those from any individual or group who, in BNYM Investment Adviser's view, is likely to engage in frequent trading

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• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through the Automatic Withdrawal Plan, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

BNYM Investment Adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, BNYM Investment Adviser evaluates trading activity in the account for evidence of frequent trading. BNYM Investment Adviser considers the investor's trading history in other accounts under common ownership or control, in other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while BNYM Investment Adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, BNYM Investment Adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If BNYM Investment Adviser concludes the account is likely to engage in frequent trading, BNYM Investment Adviser may cancel or revoke the purchase or exchange on the following business day. BNYM Investment Adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, BNYM Investment Adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. BNYM Investment Adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide BNYM Investment Adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If BNYM Investment Adviser determines that any such investor has engaged in frequent trading of fund shares, BNYM Investment Adviser may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through a financial intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the financial intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of the foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

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Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and BNYM Investment Adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you or your financial intermediary instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

Distributions paid by the fund are subject to federal income tax, and also may be subject to state or local tax (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

The fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. For example, if the fund has unrealized capital gains, these gains could become taxable to shareholders if the fund sells some appreciated positions during the year. Such distributions can occur even in a year when the fund has a negative return. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at http://im.bnymellon.com/taxcenter or by calling 1-800-373-9387 (inside the U.S. only) or your financial representative.

Services for Fund Investors

The following services may be available to fund investors. If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different restrictions on these services and privileges, or may not make them available at all. Consult a representative of your

30

financial intermediary or Retirement Plan for further information.

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. These services are not available for Class Y shares. For information, call 1-800-373-9387 (inside the U.S. only) or your financial representative.

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the BNY Mellon Family of Funds. Shares held through a Coverdell Education Savings Account sponsored by BNYM Investment Adviser or its affiliates are not eligible for this privilege.

Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds.

Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semiannual or annual period, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for Retirement Plans and IRAs sponsored by BNYM Investment Adviser or its affiliates) into shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds. You can request your exchange by calling 1-800-373-9387 (inside the U.S. only) or your financial representative. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its NAV for that business day). If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Conversion Feature

Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class. Except as otherwise disclosed in this prospectus, shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. The fund reserves the right to refuse any conversion request. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month following the eight-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

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Wire Redemption and TeleTransfer Privileges

To redeem shares from your fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the TeleTransfer Privilege. To purchase additional shares in your fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the TeleTransfer Privilege. You can set up the Wire Redemption Privilege and TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.im.bnymellon.com or contacting your financial representative. Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or TeleTransfer Privileges. Institutional Direct accounts are not eligible for the Wire Redemption or TeleTransfer Privileges initiated online.

Account Statements

Every investor in a fund in the BNY Mellon Family of Funds automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Express Voice-Activated Account Access System

You can check your account balances, get fund price and performance information, order documents and much more, by calling 1-800-373-9387 (inside the U.S. only) and using the Express voice-activated account access system. You may also be able to purchase fund shares and/or transfer money between your funds in the BNY Mellon Family of Funds using the Express voice-activated account access system. Certain requests require the services of a representative.

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Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended October 31,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.37	14.32	14.39	14.72	14.61
Investment Operations:
Investment income—net[a]	.17	.23	.22	.15	.17
Net realized and unrealized gain (loss) on investments	.35	1.29	(.23)	(.09)	.51
Total from Investment Operations	.52	1.52	(.01)	.06	.68
Distributions:
Dividends from investment income—net	(.33)	(.47)	(.06)	(.39)	(.57)
Net asset value, end of period	15.56	15.37	14.32	14.39	14.72
Total Return (%)[b]	3.42	10.97	(.05)	.47	4.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21	1.12	1.13	1.17	1.16
Ratio of net expenses to average net assets	1.12	1.11	1.13	1.15	1.15
Ratio of net investment income to average net assets	1.11	1.59	1.55	1.09	1.15
Portfolio Turnover Rate	91.18	99.45	85.64	79.00	57.17
Net Assets, end of period ($ x 1,000)	40,929	35,843	26,380	41,008	157,624

aBased on average shares outstanding.
b Exclusive of sales charge.

33

Financial Highlights (cont'd)

	Year Ended October 31,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.89	13.87	13.99	14.34	14.26
Investment Operations:
Investment income—net[a]	.05	.12	.11	.08	.06
Net realized and unrealized gain (loss) on investments	.33	1.26	(.23)	(.12)	.50
Total from Investment Operations	.38	1.38	(.12)	(.04)	.56
Distributions:
Dividends from investment income—net	(.21)	(.36)	-	(.31)	(.48)
Net asset value, end of period	15.06	14.89	13.87	13.99	14.34
Total Return (%)[b]	2.57	10.17	(.86)	(.23)	4.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.99	1.91	1.90	1.92	1.90
Ratio of net expenses to average net assets	1.90	1.90	1.89	1.90	1.90
Ratio of net investment income to average net assets	.34	.84	.82	.58	.44
Portfolio Turnover Rate	91.18	99.45	85.64	79.00	57.17
Net Assets, end of period ($ x 1,000)	27,814	27,817	27,739	34,240	35,861

aBased on average shares outstanding.
b Exclusive of sales charge.

	Year Ended October 31,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.42	14.36	14.47	14.78	14.68
Investment Operations:
Investment income—net[a]	.20	.27	.26	.23	.20
Net realized and unrealized gain (loss) on investments	.36	1.30	(.24)	(.13)	.52
Total from Investment Operations	.56	1.57	.02	.10	.72
Distributions:
Dividends from investment income—net	(.36)	(.51)	(.13)	(.41)	(.62)
Net asset value, end of period	15.62	15.42	14.36	14.47	14.78
Total Return (%)	3.65	11.28	.11	.82	5.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	.92	.90	.90	.88
Ratio of net expenses to average net assets	.90	.90	.90	.90	.88
Ratio of net investment income to average net assets	1.34	1.82	1.81	1.61	1.36
Portfolio Turnover Rate	91.18	99.45	85.64	79.00	57.17
Net Assets, end of period ($ x 1,000)	1,939,181	1,560,814	688,369	701,598	509,712

a Based on average shares outstanding.

34

Financial Highlights (cont'd)

	Year Ended October 31,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.45	14.39	14.49	14.79	14.69
Investment Operations:
Investment income—net[a]	.22	.29	.28	.24	.22
Net realized and unrealized gain (loss) on investments	.34	1.29	(.25)	(.12)	.51
Total from Investment Operations	.56	1.58	.03	.12	.73
Distributions:
Dividends from investment income—net	(.37)	(.52)	(.13)	(.42)	(.63)
Net asset value, end of period	15.64	15.45	14.39	14.49	14.79
Total Return (%)	3.66	11.36	.24	.92	5.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.81	.80	.82	.81
Ratio of net expenses to average net assets	.81	.80	.80	.82	.81
Ratio of net investment income to average net assets	1.44	1.92	1.92	1.67	1.53
Portfolio Turnover Rate	91.18	99.45	85.64	79.00	57.17
Net Assets, end of period ($ x 1,000)	877,533	1,259,436	803,690	789,983	707,727

a Based on average shares outstanding.

35

APPENDIX
Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described below. In all instances, it is the investor's responsibility to notify the fund or the investor's financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Ameriprise Financial

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the BNY Mellon Family of Funds)

• shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

* * * * * * * *

Edward Jones

Clients of Edward Jones purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions, which can differ from the sales charge reductions described elsewhere in this prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in this prospectus.

A-1

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (other than no-load money market funds) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups") and includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares. For purposes of determining the value of a shareholder's aggregated holdings, eligible shares held will be valued at the higher of their cost or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies his or her financial advisor about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones or its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in the same share class and the same account (i.e., Right of Reinstatement)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund's CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

A-2

Minimum Purchase Amounts

• $250 initial purchase minimum

• $50 subsequent purchase minimum

Minimum Balances

•  Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or letter of intent (LOI)

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

* * * * * * * *

Janney Montgomery Scott LLC (Janney)

Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (Janney) brokerage account are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in this prospectus or the SAI or through another financial intermediary.  In all instances, it is the shareholder's responsibility to inform Janney at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds or other facts qualifying the purchaser for sales charge reductions or waivers.

Front-end sales charge reductions on Class A shares purchased through a Janney brokerage account

Shareholders purchasing Class A shares of the fund through a Janney brokerage account can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Janney. Shares of funds in the BNY Mellon Family of Funds not held in Janney accounts of the purchaser or the purchaser's household members may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

• Letter of intent, which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period. Shares of funds in the BNY Mellon Family of Funds not held in Janney accounts of the purchaser or the purchaser's household members may be included in the letter of intent calculation only if the shareholder notifies his or her financial advisor about such shares.

Front-end sales charge waivers on Class A shares purchased through a Janney brokerage account

Shareholders purchasing Class A shares of the fund through a Janney brokerage account may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased through reinvestment of dividends and capital gains distributions of the fund (but not of any other fund in the BNY Mellon Family of Funds)

• shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans and deferred benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP-IRAs, SARSEPs, SIMPLE IRAs or Keogh plans

A-3

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures

CDSC waivers on Class A and C shares purchased through a Janney brokerage account

The fund's CDSC on Class A and C shares may be waived for shares purchased through a Janney brokerage account in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through the Automatic Withdrawal Plan as described in this prospectus

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

• redemptions made to pay Janney fees, but only if the redemption is initiated by Janney

• shares acquired through a Right of Reinstatement (as defined above)

• exchanges of shares for shares of the same class of a different fund, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

* * * * * * * *

Merrill Lynch

Front-end sales charge reductions on Class A shares purchased through Merrill Lynch

Shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings (including 529 plan holdings) of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Merrill Lynch. Shares of funds in the BNY Mellon Family of Funds not held in accounts of the purchaser's household members at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

• Letter of intent, which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased through Merrill Lynch over a 13-month period.

Front-end sales charge waivers on Class A shares purchased through Merrill Lynch

Shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and the shares are held for the benefit of the plan

• shares purchased by or through a 529 plan

• shares purchased through a Merrill Lynch-affiliated investment advisory program

• shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

• shares purchased through the Merrill Edge Self-Directed platform

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the BNY Mellon Family of Funds)

• shares acquired through an exchange (i.e., conversion) of Class C shares of the fund that are no longer subject to a CDSC pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

A-4

• shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members

• shares purchased by board members of the fund and employees of BNYM Investment Adviser or any of its affiliates, as described in this prospectus

• shares purchased from the proceeds of a redemption of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

• shares acquired through an exchange (i.e., conversion) from another share class of the fund as a result of the shareholder's holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers. Merrill Lynch is responsible for any CDSC due, if applicable. Any future purchases of Class A are subject to the applicable sales charge as disclosed in this prospectus

CDSC waivers on Class A and C shares purchased through Merrill Lynch

Fund shares purchased through an omnibus account maintained with Merrill Lynch are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions made within one year of death or disability of the shareholder

• redemptions made through the Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• shares acquired through a Right of Reinstatement (as defined above)

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

• redemptions made to pay Merrill Lynch fees, but only if the redemption is initiated by Merrill Lynch

• redemptions of fund shares held in a retirement brokerage account that are exchanged for shares of a lower cost share class in connection with the transfer to certain fee based accounts or platforms

• shares acquired through an exchange as a result of the shareholder's holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers. Merrill Lynch is responsible for any CDSC due, if applicable

* * * * * * * *

Morgan Stanley Wealth Management

Front-end sales charge waivers on Class A shares purchased through Morgan Stanley Wealth Management

Shareholders purchasing Class A shares of the fund through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased by Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased through a Morgan Stanley self-directed brokerage account

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

• shares purchased from the proceeds of redemptions from a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC

A-5

* * * * * * * *

Oppenheimer & Co. Inc. (OPCO)

Front-end sales charge reductions on Class A shares purchased through an OPCO platform or account

Shareholders purchasing Class A shares of the fund through an OPCO platform or account can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held by accounts within the purchaser's household at OPCO.  Shares of funds in the BNY Mellon Family of Funds not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letter of intent.  You can sign a letter of intent, in which you agree to invest a certain amount (your goal) over a 13-month period in shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge, and your initial sales charge will be based on your goal.  A 90-day back-dated period can also be used to count previous purchases toward your goal.  Your goal must be at least $50,000, and your initial investment must be at least $5,000.  Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified in the letter of intent.  The sales charge will be adjusted if you do not meet your goal.  By signing a letter of intent, you authorize the fund's transfer agent to hold in escrow 5% of the amount indicated in the letter of intent and redeem Class A shares in your account to pay the additional sales charge if the letter of intent goal is not met prior to the expiration of the 13-month period.  See "Additional Information About Shareholder Services" in the SAI.

Front-end sales charge waivers on Class A shares purchased through an OPCO platform or account

Shareholders purchasing Class A shares of the fund through an OPCO platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• shares purchased by or through a 529 plan

• shares purchased through an OPCO affiliated investment advisory program

• shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the fund (but not of any other fund in the BNY Mellon Family of Funds)

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

• a shareholder in the fund's Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• shares purchased by employees and registered representatives of OPCO or its affiliates and their family members

• board members of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC waivers on Class A and C shares purchased through an OPCO platform or account

The fund's CDSC on Class A and C shares may be waived for shares purchased through an OPCO platform or account in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through the Automatic Withdrawal Plan as described in this prospectus

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

A-6

• redemptions made to pay OPCO fees, but only if the redemption is initiated by OPCO

• shares acquired through a Right of Reinstatement (as defined above)

* * * * * * * *

Raymond James & Associates, Inc., Raymond James Financial Services or Raymond James affiliates (Raymond James)

Front-end sales charge reductions on Class A shares purchased through Raymond James

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Raymond James. Shares of funds in the BNY Mellon Family of Funds not held in accounts of the purchaser's household members at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

• Letter of intent, which allows for breakpoint discounts based on anticipated purchases within the BNY Mellon Family of Funds over a 13-month time period. Shares of funds in the BNY Mellon Family of Funds not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such shares.

Front-end sales charge waivers on Class A shares purchased through Raymond James

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased through a Raymond James investment advisory program

• shares purchased within the BNY Mellon Family of Funds, including shares of the fund, through a systematic reinvestment of dividends and capital gains distributions of the fund

• shares purchased by employees and registered representatives of Raymond James and their family members as designated by Raymond James

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Raymond James' share class conversion policies and procedures

CDSC waivers on Class A and C shares purchased through Raymond James

Fund shares purchased through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions made within one year of death or disability of the shareholder

• redemptions made through the Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

A-7

• redemptions made to pay Raymond James fees, but only if the redemption is initiated by Raymond James

• shares acquired through a Right of Reinstatement (as defined above)

• exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

* * * * * * * *

Robert W. Baird & Co. (Baird)

Front-end sales charge reductions on Class A shares purchased through a Baird platform or account

Shareholders purchasing Class A shares of the fund through a Baird platform or account can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Baird.  Shares of funds in the BNY Mellon Family of Funds not held in Baird accounts of the purchaser or the purchaser's household members may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such shares.

• Letter of intent, which allows for breakpoint discounts as described in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period of time.

Front-end sales charge waivers on Class A shares purchased through a Baird platform or account

Shareholders purchasing Class A shares of the fund through a Baird platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the fund (but not of any other fund in the BNY Mellon Family of Funds)

• shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

• shares purchased by employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Baird's policies and procedures

CDSC waivers on Class A shares purchased through a Baird platform or account

The fund's CDSC on Class A shares may be waived for shares purchased through a Baird platform or account in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through the Automatic Withdrawal Plan as described in this prospectus

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

• redemptions made to pay Baird fees, but only if the redemption is initiated by Baird

• shares acquired through a Right of Reinstatement (as defined above)

* * * * * * * *

A-8

Stifel, Nicolaus & Co, Incorporated (Stifel)

Front-end sales charge waivers on Class A shares purchased through Stifel

Shareholders purchasing Class A shares of the fund through a Stifel platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Stifel's policies and procedures.

A-9

NOTES

A-10

NOTES

A-11

NOTES

A-12

For More Information

BNY Mellon Global Real Return FundA series of BNY Mellon Advantage Funds, Inc.

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.im.bnymellon.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.im.bnymellon.com and is on file with the Securities and Exchange Commission (SEC). The SAI, as amended or supplemented from time to time, is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Funds in the BNY Mellon Family of Funds (except Dreyfus money market funds) generally disclose, at www.im.bnymellon.com, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request.  For funds in the BNY Mellon Family of Funds (except Dreyfus money market funds), portfolio holdings will remain on the website for a period of six months and any security-specific performance attribution data will remain on the website for varying periods up to six months, provided that portfolio holdings will remain until the fund files its Form N-PORT or Form N-CSR for the period that includes the dates of the posted holdings.  Dreyfus money market funds generally disclose, at www.dreyfus.com, their complete schedule of holdings daily.  Each Dreyfus money market fund's daily posting of its complete portfolio holdings will remain available on the website for five months.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.im.bnymellon.com.

To Obtain Information

By telephone. Call 1-800-373-9387 (inside the U.S. only)

By mail.
The BNY Mellon Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@bnymellon.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: www.sec.gov

Dreyfus money market funds: www.dreyfus.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-07123

© 2021 BNY Mellon Securities Corporation 6278P0321A

BNY Mellon Sustainable Balanced Fund

Prospectus | March 1, 2021

Class	Ticker
Class K	DRAKX
Service Class	DRASX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	8
Investment Risks	11
Management	17
Shareholder Guide

Buying and Selling Shares	20
General Policies	22
Distributions and Taxes	23
Financial Highlights	24
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class K	Service Class
Management fees	.11	.11
Other expenses:
Shareholder services fees	none	.25
Miscellaneous other expenses	1.31	1.31
Total other expenses	1.31	1.56
Total annual fund operating expenses	1.42	1.67
Fee waiver and/or expense reimbursement**	(1.27)	(1.27)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.15	.40

* The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .15%. On or after March 1, 2022, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K	$15	$324	$655	$1,592
Service Class	$41	$402	$788	$1,870

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 87.52% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund uses a global multi-asset strategy that focuses on long-term capital appreciation. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of issuers that demonstrate attractive investment attributes and sustainable business practices and have no material

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unresolvable environmental, social and governance (ESG) issues and in debt securities included in the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Sector Neutral Index. The fund's investments are allocated among equity and equity-related securities and debt and debt-related securities. Under normal market conditions, generally 60% of the fund's net assets will be allocated to equity and equity-related investments and 40% of the fund's net assets will be allocated to debt and debt-related securities.

Equity and equity-related investments

The fund's assets allocated to equity and equity-related investments are actively-managed by the fund's sub-adviser, Newton Investment Management Limited (Newton), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). Newton invests its allocated portion of the fund's assets in companies it considers to be engaged in "sustainable business practices." These are companies whose business practices are, in Newton's view, sustainable in an economic sense (i.e., the company's strategy, operations and finances are stable and durable) and that take appropriate measures to manage any material consequences or impact of their policies and operations in relation to ESG matters (e.g., the company's environmental footprint, labor standards, board structure, etc.). Newton also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting, such as by encouraging the company's management to improve the company's environmental footprint or voting the shares it holds of a company to improve the company's governance structure. This portion of the fund's allocated assets is invested principally in common stocks and may be invested in the stocks of companies with any market capitalization. Newton allocates this portion of the fund's assets among various regions and countries, including the United States. This portion of the fund's portfolio ordinarily is globally diversified, taking into consideration the MSCI All Country World Index (NDR) geographical composition, and, although at times it may, the fund normally does not invest a substantial portion of its assets allocated to Newton in a single country, other than the United States. Typically, no more than 20% of the fund's assets allocated to Newton will be invested in the securities of issuers whose primary listing is in emerging market countries; however, Newton may invest up to 50% of the fund's assets allocated to it in such issuers. To protect the fund against potential depreciation of such foreign currencies versus the U.S. dollar, the fund may engage in currency hedging (primarily using foreign currency forward contracts).

Newton seeks attractively-priced companies (determined using both quantitative and qualitative fundamental analysis) with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with quantitative and qualitative fundamental research and analysis to select stocks for its allocated portion of the fund's portfolio.

Investment Themes. Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, Newton's global industry analysts and responsible investment team consider the context provided by a series of macroeconomic investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Research and Analysis. Newton conducts fundamental research, using quantitative and qualitative approaches to analyze the competitive position and valuation of potential investments, systematically integrating the consideration of ESG issues through its proprietary ESG process, which is designed to ensure that Newton appropriately accounts for material ESG issues of the company in determining the potential investment's valuation.

Ongoing ESG Monitoring and Engagement. In addition to investing in companies that Newton believes are "sustainable" after applying the fundamental analysis and ESG quality review rating, Newton may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting consistent with Newton's investment and engagement priorities. Newton monitors its allocated portion of the fund's portfolio for emerging ESG controversies and issues and periodically reviews each company's ESG quality rating. This integrated investment process is intended to ensure that ESG issues are taken into account and that the fund invests in companies with attractive fundamental investment attributes that adopt, or are making progress towards, sustainable business practices. Newton will not invest the fund's assets in companies that Newton deems to have material ESG issues (which could involve a company's environmental footprint, labor standards or board structure) that Newton believes are unresolvable (i.e., that cannot be corrected through ongoing company engagement and active proxy voting).

Debt and debt-related investments

The fund's assets allocated to debt and debt-related investments are managed by the fund's sub-adviser, Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser, using an indexed approach. For the portion of the fund's assets allocated to debt and debt-related investments, Mellon seeks to track the investment results, before fees and expenses, of the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Sector Neutral Index. The index is composed of U.S. investment grade fixed-income securities that satisfy certain ESG criteria, including U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed

2

securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. governments and corporations that are publicly offered for sale in the United States. Mellon selects investments for its allocated portion of the fund's assets by a "sampling" process, which is a statistical process used to select debt securities so that this portion of the fund's assets has investment characteristics that closely approximate those of the index. In addition, the effective average duration of this portion of the fund's portfolio is expected to closely match that of the index, which as of January 31, 2021, was 6.07 years. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The Bloomberg Barclays MSCI U.S. Aggregate ESG Select Sector Neutral Index identifies fixed-income securities that satisfy certain ESG and liquidity criteria from the Bloomberg Barclays US Aggregate Bond Index (which is designed to broadly capture the U.S. investment grade, taxable fixed income market). With respect to corporate debt securities, the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Sector Neutral Index uses MSCI ESG rankings to measure ESG performance on an industry-specific basis, with ESG assessment categories and materiality varying by industry. Index rules generally exclude companies with significant activities in certain businesses, such as those involving alcohol, tobacco, nuclear power, gambling, and civilian firearms and other weapons. U.S. government and certain government-related securities receive an ESG rating based on the government issuer's performance on six ESG risk factors: Natural Resources, Environmental Externalities & Vulnerability, Human Capital, Economic Environment, Financial Governance and Political Governance. Corporate debt and government securities that meet a minimum ESG rating threshold assigned by MSCI are eligible for inclusion in the index. The ESG rating and scoring process is managed by the index provider based on MSCI's ESG scores, which are generally updated annually. To be eligible for inclusion in the index, securities generally must have an MSCI ESG rating of BBB or higher and must not have an MSCI ESG controversy assessment of very severe (i.e., a 0 on a 0-10 scale). In addition, while the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Sector Neutral Index tilts toward positive ESG securities within sectors, the index maintains the same sector weights as the Bloomberg Barclays U.S. Aggregate Bond Index.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Investment approach risk. The fund's investment approach may cause it to perform differently than mutual funds that invest in equity and debt securities, but that do not integrate consideration of ESG issues when selecting investments.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, or to factors that affect the issuer's industry.

• Correlation risk. Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

Risks Applicable to Equity and Equity-Related Investments

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• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include the lack of publicly available information, the lack of uniform disclosure, accounting and financial reporting and recordkeeping standards, and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• European issuer risk. Decreasing imports or exports, changes in governmental or European Union (EU) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the securities of EU issuers. The European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. The risk of investing in Europe may be heightened due to the withdrawal of the United Kingdom from membership in the EU (known as "Brexit"). Although the effects of Brexit are unknown at this time, Brexit may result in fluctuations of exchange rates, increased illiquidity, inflation, and chances in legal and regulatory regimes to which certain of the fund's assets are subject. These and other geopolitical developments could have a negative impact on both the UK's economy and the economies of the other countries in Europe, as well as greater volatility in the global financial and currency markets.

Risks Applicable to Debt and Debt-Related Investments

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of

4

Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Interest rates in the United States currently are at or near historic lows due to market forces and actions of the Board of Governors of the Federal Reserve System in the U.S., primarily in response to the COVID-19 pandemic and resultant market disruptions. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

• Asset-backed securities risk. Asset-backed securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities.

• Indexing strategy risk. Mellon uses an indexed approach to manage the fund's assets allocated to debt and debt-related investments. For this portion of the fund's assets, the fund's sub-adviser does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class K shares from year to year. The table compares the average annual total returns of the fund's shares to those of a Customized Blended Index, which is comprised of 60% MSCI All Country World Index (NDR) and 40% Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index, to show how the fund's performance compares to a mix of equities and fixed-income securities, and to two broad measures of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.im.bnymellon.com.

The fund changed its investment objective and strategy on April 1, 2019. Prior to April 1, 2019, the fund's investment objective was to provide current income, while maintaining the potential for long-term capital appreciation. To pursue these goals, until April 1, 2019, the fund used an actively-managed global multi-asset strategy that focused on income generation. In addition, until April 1, 2019, Newton was the sole sub-adviser for the fund. Newton allocated the fund's investments among equity and equity-related securities, debt and debt-related securities, and generally to a lesser extent, real estate, commodities and infrastructure in developed and emerging markets.

5

Year-by-Year Total Returns as of 12/31 each year (%) Class K
Best Quarter Q2, 2020: 12.12% Worst Quarter Q4, 2018: -9.19%

After-tax performance is shown only for Class K shares. After-tax performance of the fund's Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/20)
Class	1 Year	Since Inception (11/30/17)
Class K returns before taxes	16.32%	7.84%
Class K returns after taxes on distributions	15.64%	7.07%
Class K returns after taxes on distributions and sale of fund shares	9.83%	5.87%
Service Class returns before taxes	16.00%	7.55%
MSCI All Country World Index (NDR) reflects no deductions for fees, expenses or taxes	16.25%	10.35%
Bloomberg Barclays MSCI US Aggregate ESG Select Index reflects no deductions for fees, expenses or taxes	7.57%	17.42%
Customized Blended Index (60% MSCI All Country World Index (NDR)/40% Bloomberg Barclays MSCI US Aggregate ESG Select Index) reflects no deductions for fees, expenses or taxes	13.57%	29.58%
Portfolio Management

The fund's investment adviser is BNYM Investment Adviser. BNYM Investment Adviser has engaged its affiliate, Newton, to serve as the fund's sub-adviser responsible for the portion of the fund's assets allocated to equity and equity-related investments and overall asset allocation for the fund. BNYM Investment Adviser has engaged its affiliate, Mellon, to serve as the fund's sub-adviser responsible for the portion of the fund's assets allocated to debt and debt-related investments.

Yuko Takano and Rob Stewart are the fund's primary portfolio managers responsible for the portion of the fund's assets allocated to Newton and for overall asset allocation for the fund, positions they have held since April 2019. Ms. Takano is a member of the Global Equity team and a portfolio manager on the Sustainable Global Equity strategy at Newton. Mr. Stewart is Head of Multi-Asset at Newton. Newton's Responsible Investment team provides key input to the portfolio managers of this strategy including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

Paul Benson, CFA, CAIA and Nancy Rogers, CFA are the fund's primary portfolio managers for the portion of the fund's assets allocated to Mellon, positions they have held since April 2019. Mr. Benson is a managing director and head of fixed income efficient beta at Mellon. Ms. Rogers is a managing director and head of fixed income index portfolio management at Mellon.

Purchase and Sale of Fund Shares

Class K shares are generally only offered to retirement savings plan programs, 529 plans and plans adopted pursuant to The Achieving a Better Life Experience Act of 2014 ("ABLE Plans") sponsored and/or administered by government or

6

government-related entities, including, as applicable, those established by or on behalf of the United States government or its agencies and instrumentalities, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, multistate agencies and authorities, and cities and other municipalities, or to certain recordkeepers of such plans, that (i) make an initial investment in Class K shares of the fund of at least $50 million or have, in the opinion of BNYM Investment Adviser, adequate intent and availability of assets to reach a future level of investment of $50 million or more in Class K shares of the fund and (ii) have program assets of at least $1 billion or have, in the opinion of BNYM Investment Adviser, the ability to reach a future level of program assets of at least $1 billion. Generally, each such investor will be required to open and maintain a single omnibus account with the fund for all purposes. The fund, BNYM Investment Adviser or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will BNYM Investment Adviser or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class K shares.

Service Class shares are generally offered only to holders of Class K shares who terminate their relationship with a retirement savings plan, 529 plan or ABLE Plan eligible to purchase Class K shares, and may be purchased only through a financial intermediary that opens an account with the fund.

Certain financial intermediaries or plan administrators through whom you may invest in fund shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or the statement of additional information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary or plan administrator about the availability of the fund and the intermediary's policies, procedures and other information.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class K shares) through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

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Fund Details

Goal and Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund uses a global multi-asset strategy. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of issuers that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable environmental, social and governance (ESG) issues and in debt securities included in the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Sector Neutral Index. The fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund's investments are allocated among equity and equity-related securities and debt and debt-related securities. Under normal market conditions, generally 60% of the fund's net assets will be allocated to equity and equity-related investments and 40% of the fund's net assets will be allocated to debt and debt-related securities. Newton may rebalance the fund's portfolio, in its discretion, if the amount of the fund's assets allocated to equity and debt securities varies from the normal targeted allocation, and generally will rebalance the fund's portfolio if, at the end of any quarter, the amount of the fund's assets allocated to equity and debt securities varies from the normal targeted allocation by 5% or more.

Equity and equity-related investments

The fund's assets allocated to equity and equity-related investments are actively-managed by Newton. Newton invests its allocated portion of the fund's assets in companies it considers to be engaged in "sustainable business practices." When determining whether a company engages in "sustainable business practices," Newton considers whether the company (i) engages in business practices that are, in Newton's view, sustainable in an economic sense (i.e., the company's strategy, operations and finances are stable and durable) and (ii) takes appropriate measures to manage any material consequences or impact of its policies and operations in relation to ESG matters (e.g., the company's environmental footprint, labor standards, board structure, etc.), as determined through Newton's ESG quality review described below, which includes assessment of a company's environmental, social and/or governance practices. Newton also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting, such as by encouraging the company's management to improve the company's environmental footprint or voting the shares it holds of a company to improve the company's governance structure.

This portion of the fund's allocated assets is invested principally in common stocks and may be invested in the stocks of companies with any market capitalization. Newton allocates this portion of the fund's assets among various regions and countries, including the United States. This portion of the fund's portfolio ordinarily is globally diversified, taking into consideration the MSCI All Country World Index (NDR) geographical composition, and, although at times it may, the fund normally does not invest a substantial portion of its assets allocated to Newton in a single country, other than the United States. Typically, no more than 20% of the fund's assets allocated to Newton will be invested in the securities of issuers whose primary listing is in emerging market countries; however, Newton may invest up to 50% of the fund's assets allocated to it in such issuers.

Newton seeks attractively-priced companies (determined using both quantitative and qualitative fundamental analysis) with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with quantitative and qualitative fundamental research and analysis to select stocks for its allocated portion of the fund's portfolio.

Investment Themes. Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, Newton's global industry analysts and responsible investment team consider the context provided by a series of macroeconomic investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Research and Analysis. Newton conducts fundamental research, using quantitative and qualitative approaches to analyze the competitive position and valuation of potential investments, systematically integrating the consideration of

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ESG issues through its proprietary ESG process, which is designed to ensure that Newton appropriately accounts for material ESG issues of the company in determining the potential investment's valuation.

Newton assigns an ESG quality review rating to a company based on a proprietary quality review that includes one or more of the following:

• Environmental analysis, which includes an assessment of material environmental issues, such as carbon emissions, water management, energy sources and uses, hazardous materials, environmental benefits, natural resources, biodiversity, land rehabilitation and the risks presented by physical threats such as extreme weather events.

• Social analysis, which includes an assessment of material social issues, such as human rights, human capital management, diversity and inclusion, supply chain management, labor standards, health and safety, business ethics, including consumer protection, and avoidance of corruption in all forms, including extortion and bribery.

• Governance analysis, which includes an assessment of corporate governance structures and processes and takes into account the particular company circumstances and regulatory restrictions, guidelines and established best practices with respect to board structure, including the balance between executive and independent board representation, succession planning, capital structure, remuneration, risk management, internal controls, shareholder rights, ownership structure and transparency.

The fund will not purchase shares in a company that manufactures tobacco products.

Ongoing ESG Monitoring and Engagement. In addition to investing in companies that Newton believes are "sustainable" after applying the fundamental analysis and ESG quality review rating described above, Newton may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting consistent with Newton's investment and engagement priorities. Newton monitors its allocated portion of the fund's portfolio for emerging ESG controversies (i.e., issues which could potentially have a negative impact on the market value of a company's stock and/or environmental, social and governance factors described above) and periodically reviews each company's ESG quality rating. This integrated investment process is intended to ensure that ESG issues are taken into account and that the fund invests in companies with attractive fundamental investment attributes that adopt, or are making progress towards, sustainable business practices. Once an investment has been made, any material but resolvable ESG issues identified in the ESG quality review process will be addressed with the company in an engagement plan in order to promote change. Newton typically votes at every shareholder meeting of every holding in its allocated portion of the fund's portfolio. This activity is undertaken in-house to ensure that the opinions expressed through Newton's voting record are in line with Newton's investment and engagement priorities. Newton will not invest the fund's assets in companies that Newton deems to have material ESG issues (which could involve a company's environmental footprint, labor standards or board structure) that Newton believes are unresolvable (i.e., that cannot be corrected through ongoing company engagement and active proxy voting).

Equity securities in which the fund invests may be denominated in foreign currencies. To protect the fund against potential depreciation of such foreign currencies versus the U.S. dollar, the fund may engage in currency hedging (primarily using foreign currency forward contracts). Currency exposures may be selectively hedged, however, through the use of currency spot, forward and swap contracts to seek to provide protection from currency losses. In addition, Newton may use these currency instruments in seeking to increase the fund's returns.

Newton typically will consider selling a security as a result of one or more of the following:

• price movement and market activity have created an excessive valuation;

• the valuation of the company has become expensive relative to its peers;

• the company has encountered a material, unresolvable ESG issue;

• there has been a significant change in the prospects of the company;

• there has been a change in Newton's view of macroeconomic investment themes (as described above); or

• profit-taking.

Debt and debt-related investments

The fund's assets allocated to debt and debt-related investments are managed by Mellon using an indexed approach. For the portion of the fund's assets allocated to debt and debt-related investments, Mellon seeks to track the investment results, before fees and expenses, of the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Sector Neutral Index. The index is composed of U.S. investment grade fixed-income securities that satisfy certain ESG criteria, including U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. governments and

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corporations that are publicly offered for sale in the United States. Mellon selects investments for its allocated portion of the fund's assets by a "sampling" process, which is a statistical process used to select debt securities so that this portion of the fund's assets has investment characteristics that closely approximate those of the index (e.g., duration, liquidity, quality, sector, industry, yield and market beta). Specifically, Mellon selects those securities that it determines best correspond to the index's aggregate risk metrics of duration, yield/spread, sector and quality, while seeking to mitigate such risks by investing in a diversified number of securities and issuers. The effective average duration of this portion of the fund's portfolio is expected to closely match that of the index, which as of January 31, 2021, was 6.07 years. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

The Bloomberg Barclays MSCI U.S. Aggregate ESG Select Sector Neutral Index uses a rules-based methodology to identify fixed-income securities that satisfy certain ESG and liquidity criteria from the Bloomberg Barclays U.S. Aggregate Bond Index (which is designed to broadly capture the U.S. investment grade, taxable fixed income market). With respect to corporate debt securities, the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Sector Neutral Index uses MSCI ESG rankings to measure ESG performance on an industry-specific basis, with ESG assessment categories and materiality varying by industry. Environmental assessment categories can include a company's impact on climate change, natural resource use, and waste management and emission management. Social evaluation categories can include a company's relations with employees and suppliers, product safety and sourcing practices. Governance assessment categories can include governance practices and business ethics. The ESG criteria also consider how well a company adheres to national and international laws and regulations as well as commonly accepted global norms related to ESG matters. Index rules generally exclude companies with significant activities in certain businesses, such as those involving alcohol, tobacco, nuclear power, gambling, and civilian firearms and other weapons. U.S. government and certain government-related securities receive an ESG rating based on the government issuer's performance on six ESG risk factors: Natural Resources, Environmental Externalities & Vulnerability, Human Capital, Economic Environment, Financial Governance and Political Governance. Corporate debt and government securities that meet a minimum ESG rating threshold are eligible for inclusion in the index. The ESG rating and scoring process is managed by the index provider based on MSCI's ESG scores, which are generally updated annually. To be eligible for inclusion in the index, securities generally must have an MSCI ESG rating of BBB or higher and must not have an MSCI ESG controversy assessment of very severe (i.e., a 0 on a 0-10 scale). Mortgage-backed and asset-backed securities are included in the index without reference to an ESG rating. In addition, while the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Sector Neutral Index tilts toward positive ESG securities within sectors, the index maintains the same sector weights as the Bloomberg Barclays U.S. Aggregate Bond Index.

Mellon's use of sampling techniques will result in the portion of the fund's portfolio allocated to debt and debt-related investments holding a smaller number of securities than are in the index. Consequently, the investment results of the portion of the fund's portfolio allocated to debt and debt-related investments may not track the index as closely as they would if this portion of the fund's portfolio were fully replicating the index, particularly when the fund's assets are small. As the fund's assets grow to an appropriate level, the correlation between the performance of the portion of the fund's assets allocated to Mellon and that of the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Sector Neutral Index is expected to be at least .95 before expenses. A correlation of 1.00 would mean that the portion of the fund's assets allocated to debt and debt-related investments and the index were perfectly correlated.

Bloomberg, Barclays and MSCI are not affiliated with the fund, and they do not sell or endorse the fund, nor do they guarantee the performance of the fund or the respective indexes.

Other investments

Although not a principal investment strategy, the fund may, but is not required to, use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency, credit or interest rate risk, to manage effective maturity or duration, as part of a hedging strategy, or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return, equity, currency, interest rate and credit default swaps), options on swaps, contracts for difference, and other derivative instruments (such as participatory notes (P-Notes)). To the extent such derivative instruments have similar economic characteristics to equity or debt securities as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% policy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into

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offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

P-Notes provide the fund with the opportunity for economic exposure to specific equities in restricted or emerging markets, such as India and Brazil, where owning local equity or equity-related securities may be less efficient than the use of P-Notes. The types of P-Notes which the fund may use include low exercise price options (LEPOs) and low exercise price warrants (LEPWs).

The fund also may purchase or sell securities on a forward commitment (including "TBA" (to be announced)) basis. These transactions involve a commitment by the fund to purchase or sell particular securities, such as mortgage-related securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

Although not a principal investment strategy, the fund may invest in preferred stocks, convertible securities and warrants; Depositary Receipts (DRs), such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are securities that represent ownership interests in the publicly-traded securities of non-U.S. issuers; exchange-traded funds (ETFs), such as those that are designed to track the performance of an index; and real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

The fund also may hold money market instruments, cash and other cash equivalents to collateralize its derivatives positions, pending investment or allocation to equity and fixed-income securities, to manage purchase and redemption activity, or for defensive purposes. Although the fund typically invests in listed securities, the fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to liquidity determinations and certain regulatory restrictions. In addition, although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Management risk. The investment process and techniques used by the fund's portfolio managers could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

• Investment approach risk. The fund's investment approach may cause it to perform differently than mutual funds that invest in equity and debt securities, but that do not integrate consideration of ESG issues when selecting investments. The fund's equity investment approach that systematically integrates the consideration of ESG issues in the securities selection process may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might otherwise be disadvantageous for the fund to do so. The fund will vote proxies in a manner that is consistent with its investment approach, which may not always be consistent with maximizing the performance of the issuer in the short-term.

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• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

Risks Applicable to Equity and Equity-Related Investments

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. In addition, such securities may be below investment grade quality and predominantly speculative. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, the lack of uniform disclosure, accounting and financial reporting and recordkeeping standards, and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

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• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls. The fund's investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

• European issuer risk. Decreasing imports or exports, changes in governmental or European Union (EU) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the securities of EU issuers. The European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. The risk of investing in Europe may be heightened due to the withdrawal of the United Kingdom from membership in the EU (known as "Brexit"). Although the effects of Brexit are unknown at this time, Brexit may result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of the fund's assets are subject. These and other geopolitical developments could have a negative impact on both the UK's economy and the economies of the other countries in Europe, as well as greater volatility in the global financial and currency markets. The effect on the economics of the UK and the European Union likely will depend on the nature of trade relations between the UK and the European Union and the other major economies.

Risks Applicable to Debt and Debt-Related Investments

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Interest rates in the United States currently are at or near historic lows due to market forces and actions of the Board of Governors of the Federal Reserve System in the U.S., primarily in response to the COVID-19 pandemic and resultant market disruptions. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

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• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

• Asset-backed securities risk. Asset-backed securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Indexing strategy risk. Mellon uses an indexed approach to manage the fund's assets allocated to debt and debt-related investments. For this portion of the fund's assets, the fund's sub-adviser does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between the fund's debt and debt-related portfolio and index performance may be affected by the fund's expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty

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or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Market sector risk. From time to time, with respect to its equity allocation, the fund may significantly overweight or underweight certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). The Securities and Exchange Commission (SEC) recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (1940 Act), which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless the fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the fund qualifies as limited derivatives user, Rule 18f-4 would require the fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the fund, including a potential increase in cost to enter into derivatives transactions and may require the fund to alter, perhaps materially, its use of derivatives.

• Leverage risk. The use of leverage, such as entering into futures contracts, forward currency contracts, swaps or contracts for difference and engaging in forward commitment transactions, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the

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investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. Synthetic convertible securities are subject to additional risks, including risks associated with derivatives.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Warrants risk. Warrants are subject to the same market risk as stocks, but may be more volatile in price. An investment in warrants would not entitle the fund to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

• Depositary receipts risk. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt. The fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

• Rule 144A and other exempted securities risk.  The fund may invest in privately placed and other securities or instruments exempt from SEC registration (private placements), subject to liquidity and other regulatory restrictions.  In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as

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applicable.  An insufficient number of buyers interested in purchasing private placements at a particular time could affect adversely the marketability of such investments and the fund might be unable to dispose of them promptly or at reasonable prices, subjecting the fund to liquidity risk.  The fund may invest in private placements determined to be liquid as well as those determined to be illiquid.  Even if determined to be liquid, the fund's holdings of private placements may increase the level of fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time.  Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request.  However, the required disclosure is much less extensive than that required of public companies and is not publicly available, since the offering is not filed with the SEC.  Further, issuers of Rule 144A eligible securities can require recipients of the information (such as the fund) to agree contractually to keep the information confidential, which could also adversely affect the fund's ability to dispose of the security.

• Risk of investing in P-Notes. Investing in P-Notes involves the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. However, the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. In addition, P-Notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the issuing financial institutions, and the fund is relying on the creditworthiness of such institutions and has no rights under the P-Notes against the issuers of the stocks underlying such notes. P-Notes may be considered illiquid.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Forward commitments risk. The purchase or sale of securities on a forward commitment basis means delivery and payment take place at a future date at a predetermined price. When purchasing a security on a forward commitment basis, the fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

• Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $292 billion in 131 mutual fund portfolios. For the past fiscal year, the fund did not pay BNYM Investment Adviser a management fee pursuant to an undertaking in effect. A discussion regarding the basis for the board's approving the fund's management agreement with BNYM Investment Adviser is available in the fund's semiannual report for the six-month period ended April 30, 2020. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets

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in the rapidly changing global marketplace. BNY Mellon has $41.1 trillion in assets under custody and administration and $2.2 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The asset management philosophy of BNYM Investment Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, BNYM Investment Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited, to serve as a sub-investment adviser to the fund. Newton, subject to BNYM Investment Adviser's supervision and approval, provides day-to-day management of the portion of the fund's assets allocated to investments in equity and equity-related securities and overall asset allocation for the fund. Newton is an indirect wholly-owned subsidiary of BNY Mellon founded in 1978 and is regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the SEC as an investment adviser. Newton's principal office is located at 160 Queen Victoria Street, London, EC4V, 4LA, United Kingdom. As of December 31, 2020, Newton, together with its affiliates that comprise the Newton group of companies, managed approximately $63 billion in discretionary separate accounts and other investment accounts. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and Newton is available in the fund's semiannual report for the period ended April 30, 2020.

BNY Mellon Investment Adviser has engaged its affiliate, Mellon Investments Corporation, to serve as a sub-investment adviser to the fund. Mellon, subject to BNYM Investment Adviser's supervision and approval, provides day-to-day management of the portion of the fund's assets allocated to investments in debt and debt-related securities. Mellon, a registered investment adviser, is an indirect subsidiary of BNY Mellon with its principal office located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Mellon is a global multi-specialist investment manager dedicated to serving its clients with a full spectrum of research-driven solutions. As of December 31, 2020, Mellon had aggregate assets under management of approximately $614 billion. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and Mellon is available in the fund's semiannual report for the six-month period ended April 30, 2020.

Yuko Takano and Rob Stewart are the fund's primary portfolio managers responsible for the portion of the fund's assets allocated to Newton and for overall asset allocation for the fund, positions they have held since April 2019. Ms. Takano is a member of the Global Equity team and a portfolio manager on the Sustainable Global Equity strategy at Newton. She joined Newton in 2011. Mr. Stewart is Head of Multi-Asset at Newton. He joined Newton in 2003. Newton's Responsible Investment team provides key input to the portfolio managers of this strategy including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

Paul Benson, CFA, CAIA and Nancy Rogers, CFA are the fund's primary portfolio managers for the portion of the fund's assets allocated to Mellon, positions they have held since April 2019. Mr. Benson is a managing director and head of fixed income efficient beta at Mellon. He has been employed by Mellon or a predecessor firm of Mellon since 2005. Ms. Rogers is a managing director and head of fixed income index portfolio management at Mellon. She has been employed by Mellon or a predecessor firm of Mellon since 1987.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

BNYM Investment Adviser has obtained from the SEC an exemptive order, upon which the fund may rely, to use a manager of managers approach that permits BNYM Investment Adviser, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated or affiliated with BNYM Investment Adviser, without obtaining shareholder approval. The exemptive order also relieves the fund from disclosing the sub-investment advisory fee paid by BNYM Investment Adviser to a sub-adviser in documents filed with the SEC and provided to shareholders. The fund is required to disclose (as a dollar amount and a percentage of the fund's assets) (i) the aggregate fees paid to BNYM Investment Adviser and any wholly-owned sub-adviser (as defined in the 1940 Act, as amended) and (ii) the aggregate fees paid to affiliated (i.e., less than wholly-owned) and unaffiliated sub-advisers. BNYM Investment Adviser has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board. Currently, the fund has selected Newton to manage the portion of the fund's assets allocated to investments in equity and equity-related securities and overall asset allocation for the fund, and Mellon to manage the portion of the fund's assets to investments in debt and debt-related securities. The fund's board, including a

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majority of the "non-interested" board members, must approve each new sub-adviser. In addition, the fund is required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.

Certain bank regulatory restrictions applicable to BNY Mellon (the parent company of BNYM Investment Adviser) and internal BNY Mellon policies intended to ensure compliance with such regulations may, from time to time, preclude the fund from purchasing (and, in very limited instances, require the fund to reduce its position in) particular securities or financial instruments, even if such securities or financial instruments would meet the investment objectives of the fund.

BNY Mellon Securities Corporation (BNYMSC), a wholly-owned subsidiary of BNYM Investment Adviser, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to BNYMSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. BNYM Investment Adviser or BNYMSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon Family of Funds (except Class K shares) or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYM Investment Adviser's or BNYMSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or BNYMSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, BNYM Investment Adviser, the fund's sub-advisers and BNYMSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

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Shareholder Guide

Buying and Selling Shares

The fund is offering Class K and Service Class shares in this prospectus. The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.

Class K shares are generally only offered to retirement savings plan programs, 529 plans and ABLE Plans sponsored and/or administered by government or government-related entities, including, as applicable, those established by or on behalf of the United States government or its agencies and instrumentalities, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, multistate agencies and authorities, and cities and other municipalities, or to certain recordkeepers of such plans, that (i) make an initial investment in Class K shares of the fund of at least $50 million or have, in the opinion of BNYM Investment Adviser, adequate intent and availability of assets to reach a future level of investment of $50 million or more in Class K shares of the fund and (ii) have program assets of at least $1 billion or have, in the opinion of BNYM Investment Adviser, the ability to reach a future level of program assets of at least $1 billion. Generally, each such investor will be required to open and maintain a single omnibus account with the fund for all purposes. The fund, BNYM Investment Adviser or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will BNYM Investment Adviser or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class K shares.

Service Class shares are generally offered only to holders of Class K shares who terminate their relationship with a retirement savings plan, 529 plan or ABLE Plan eligible to purchase Class K shares, and may be purchased only through a financial intermediary that opens an account with the fund. Class K shares held by such investors who transfer or roll over their accounts to a financial intermediary may be converted to Service Class shares based on the relative net asset value (NAV) of each such class without the imposition of any fee or other charge. Investors holding Class K shares prior to April 1, 2019 may continue to hold and purchase Class K shares for their existing account regardless of their eligibility.

You pay no sales charge to invest in either share class of the fund. Your price for fund shares is the fund's NAV per share. Service Class shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance with respect to the holders of Service Class shares.

You should contact your financial intermediary or program administrator to purchase or sell (redeem) fund shares. The fund has the sole right to accept orders to purchase fund shares and reserves the right to reject any purchase order in whole or in part.

For information as to how to open a fund account or purchase additional fund shares, financial intermediaries and program administrators should contact a BNY Mellon Institutional Services representative by calling 1-800-242-8671.

BNYM Investment Adviser calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity (such as your financial intermediary or program administrator). "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply their own conditions for the satisfaction of "proper form" requirements. Consult a representative of your financial intermediary or program administrator. Orders to buy and sell shares received by an authorized entity (such as a financial intermediary or program administrator that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV (usually 4:00 p.m. Eastern time) and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined that day.

When calculating NAVs, BNYM Investment Adviser values equity investments on the basis of market quotations or official closing prices. BNYM Investment Adviser generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under

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the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Futures contracts will be valued at the most recent settlement price. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board. ETFs will be valued at their market price. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares. Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

For information as to how to redeem fund shares, financial intermediaries and program administrators should contact a BNY Mellon Institutional Services representative by calling 1-800-242-8671.

If you request the fund to transmit your redemption proceeds to you by check, the fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire, and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day to your bank account after your request is received in proper form. Payment of redemption proceeds may take longer and may take up to seven days after the order is received in proper form, particularly during periods of stressed market conditions or very large redemptions or excessive trading. The timing of payment of redemption proceeds to you by your financial intermediary or program administrator may depend on the intermediary's policies, procedures and practices.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYM Investment Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

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General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund is designed for long-term investors. Frequent purchases and redemptions may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, BNYM Investment Adviser and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. BNYM Investment Adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• refuse any purchase request, including those from any individual or group who, in BNYM Investment Adviser's view, is likely to engage in frequent trading change its minimum investment amount

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days. Automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For retirement savings plans, generally only participant-initiated transactions are subject to the roundtrip limit.

BNYM Investment Adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, BNYM Investment Adviser evaluates trading activity in the account for evidence of frequent trading. BNYM Investment Adviser considers the investor's trading history in other accounts under common ownership or control, in other BNYM Investment Adviser Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while BNYM Investment Adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, BNYM Investment Adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If BNYM Investment Adviser concludes the account is likely to engage in frequent trading, BNYM Investment Adviser may cancel or revoke the purchase on the following business day. BNYM Investment Adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, BNYM Investment Adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. BNYM Investment Adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide BNYM Investment Adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If BNYM Investment Adviser determines that any such investor has engaged in frequent trading of fund shares, BNYM Investment Adviser may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain financial intermediaries and plan administrators that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. Please contact your financial intermediary or plan administrator for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such

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frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and BNYM Investment Adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you or your financial intermediary instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

Distributions paid by the fund are subject to federal income tax, and also may be subject to state or local taxes (unless you are investing through an IRA or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

The fund's investments in foreign securities may be subject to foreign withholding or other foreign tax, which would decrease the fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. For example, if the fund has unrealized capital gains, these gains could become taxable to shareholders if the fund sells some appreciated positions during the year. Such distributions can occur even in a year when the fund has a negative return. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at http://im.bnymellon.com/taxcenter or by calling 1-800-373-9387 (inside the U.S. only) or your financial representative.

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Financial Highlights

These financial highlights describe the performance of the fund's Class K shares and Service Class shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Period Ended October 31,
Class K Shares	2020	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	12.56	11.57	12.50
Investment Operations:
Investment income–net[c]	.22	.26	.37
Net realized and unrealized gain (loss) on investments	.88	.97	(1.05)
Total from Investment Operations	1.10	1.23	(.68)
Distributions:
Dividends from investment income–net	(.21)	(.24)	(.25)
Net asset value, end of period	13.45	12.56	11.57
Total Return (%)	8.88	11.03	(5.64)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42	2.11	2.19[e]
Ratio of net expenses to average net assets	.15	.40	.71[e]
Ratio of net investment income to average net assets	1.70	2.16	3.10[e]
Portfolio Turnover Rate	87.52[f]	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	12,614	11,753	5,412

a Effective April 1, 2019, Class C, Class I and Class Y shares were redesignated as Class K shares.
b From November 30, 2017 (commencement of operations) to October 31, 2018.
c Based on average shares outstanding.
d Not annualized.
e Annualized.
f The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2020 was 52.86%.

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Financial Highlights (cont'd)

	Period Ended October 31,
Service Class Shares	2020	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	12.53	11.56	12.50
Investment Operations:
Investment income–net[c]	.19	.23	.32
Net realized and unrealized gain (loss) on investments	.88	.97	(1.03)
Total from Investment Operations	1.07	1.20	(.71)
Distributions:
Dividends from investment income–net	(.19)	(.23)	(.23)
Net asset value, end of period	13.41	12.53	11.56
Total Return (%)	8.50	10.73	(5.79)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	2.34	2.56[e]
Ratio of net expenses to average net assets	.40	.62	.96[e]
Ratio of net investment income to average net assets	1.45	1.95	2.78[e]
Portfolio Turnover Rate	87.52[f]	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	1,073	1,003	925

aEffective April 1, 2019, Class A shares were redesignated as Service Class shares.
b From November 30, 2017 (commencement of operations) to October 31, 2018.
c Based on average shares outstanding.
d Not annualized.
e Annualized.
f The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2020 was 52.86%.

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For More Information

BNY Mellon Sustainable Balanced Fund

A series of BNY Mellon Advantage Funds, Inc.

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.im.bnymellon.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.im.bnymellon.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Funds in the BNY Mellon Family of Funds (except Dreyfus money market funds) generally disclose, at www.im.bnymellon.com, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. For funds in the BNY Mellon Family of Funds (except Dreyfus money market funds), portfolio holdings will remain on the website for a period of six months and any security-specific performance attribution data will remain on the website for varying periods up to six months, provided that portfolio holdings will remain until the fund files its Form N-PORT or Form N-CSR for the period that includes the dates of the posted holdings. Dreyfus money market funds generally disclose, at www.dreyfus.com, their complete schedule of holdings daily. Each Dreyfus money market fund's daily posting of its complete portfolio holdings will remain available on the website for five months.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.im.bnymellon.com.

To Obtain Information

By telephone. Call your BNY Mellon Institutional Services representative or call 1-800-373-9387

By mail. BNY Mellon Institutional Services, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

By E-mail. Send your request to info@bnymellon.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: www.sec.gov

Dreyfus money market funds: www.dreyfus.com

The SAI and other information also are available from your financial intermediary or plan administrator.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-07123

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